   As filed with the Securities and Exchange Commission on December 23, 2004

                                                      Registration No. 33-55441
                                                                       811-7215

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [_]
                          Pre-Effective Amendment No.
                                                                            [_]

                        Post-Effective Amendment No. 14

                                                                            [X]
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                                                                            [_]

                               Amendment No. 17

                                                                            [X]
                       (Check appropriate box or boxes)

                                 -------------

                      DRYDEN TOTAL RETURN BOND FUND, INC.
              (Exact name of registrant as specified in charter)



                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                           NEWARK, NEW JERSEY 07102
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, including Area Code: (973) 367-7521



                             Deborah A. Docs, Esq.

                             Gateway Center Three
                              100 Mulberry Street
                           Newark, New Jersey 07102
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

                                 -------------


                     [_] immediately upon filing pursuant to paragraph (b)


                     [_] on (date) pursuant to paragraph (b)

                     [_] 60 days after filing pursuant to paragraph (a)(1)


                     [X] on February 25, 2005 pursuant to paragraph (a)(1)


                     [_] 75 days after filing pursuant to paragraph (a)(2)

                     [_] on (date) pursuant to paragraph (a)(2) of Rule 485 If
                         appropriate, check the following box:

                     [_] This post-effective amendment designates a new
                         effective date for previously filed post-effective amendment


================================================================================

                                    [GRAPHIC]


Dryden Total Return Bond Fund, Inc.



-----------------------------------------------------------------------------------
                , 2005 PROSPECTUS

                                    [GRAPHIC]


FUND TYPE
Taxable Bond

OBJECTIVE
Total return

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.



[LOGO] JennisonDryden Mutual Funds

Table of Contents


  3 RISK/RETURN SUMMARY
  3 Investment Objective and Principal Strategies
  4 Principal Risks
  5 Evaluating Performance
  7 Fees and Expenses

  9 HOW THE FUND INVESTS
  9 Investment Objective and Policies
 13 Other Investments and Strategies
 18 Investment Risks

 24 HOW THE FUND IS MANAGED
 24 Board of Directors
 24 Manager
 24 Investment Adviser
 27 Distributor

 28 FUND DISTRIBUTIONS AND TAX ISSUES
 28 Distributions
 29 Tax Issues
 30 If You Sell or Exchange Your Shares

 32 HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
 32 How to Buy Shares
 44 How to Sell Your Shares
 47 How to Exchange Your Shares
 50 Telephone Redemptions or Exchanges
 51 Expedited Redemption Privilege

 52 FINANCIAL HIGHLIGHTS
 52 Class A Shares
 53 Class B Shares
 54 Class C Shares
 55 Class Z Shares

A-1 DESCRIPTION OF SECURITY RATINGS

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

Risk/Return Summary

This section highlights key information about Dryden Total Return Bond Fund, Inc. which we refer to as the Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund's investment objective is total return. The Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment adviser. We invest, under normal circumstances, at least 80% of the Fund's investable assets in bonds. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above. The Fund's investment adviser allocates assets among different debt securities, including U.S. Government securities, mortgage-related securities, corporate debt securities and foreign securities. The Fund may invest up to 50% of its investable assets in below investment-grade securities having a rating of not lower than CCC--also known as high-yield debt securities or junk bonds.


Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"). Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Fund may invest, are not backed by the full faith and credit of the United States and must rely on their own resources to repay the debt. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, which depends entirely upon its own resources to repay its debt obligations.


While we make every effort to achieve our objective, we can't guarantee success.

                                       Dryden Total Return Bond Fund, Inc.  3

Risk/Return Summary


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Fund invests are subject to the risk of losing value because interest rates rise or because there is a lack of confidence in the borrower. Certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. In addition, as referred to above, not all U.S. Government securities and mortgage related securities are insured or guaranteed by the U.S. Government; some are backed only by the issuing agency, which must rely on its own resources to repay the debt. High-yield bonds have a higher risk of default of payments of principal and interest and tend to be less liquid than higher-rated securities. Mortgage-related and asset-backed securities are subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities.

Since the Fund may invest up to 45% of its investable assets in foreign securities, there are additional risks than if the Fund invested only in obligations of the U.S. Government and U.S. corporations. The amount of income available for distribution may be affected by the Fund's foreign currency gains or losses and certain hedging activities of the Fund. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and foreign issuers are generally not subject to regulatory requirements comparable to U.S. issuers. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. In addition, changes in currency exchange rates can reduce market performance.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover may result in higher transaction costs, which can affect the Fund's performance and may have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

4   Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns* (Class A shares)

                                     [CHART]


1996    1997   1998    1999    2000   2001    2002    2003   2004
-----  -----  -----  -------  -----  -----   -----  ------  ------
5.80%  7.96%  5.14%  -0.23%   8.60%  6.84%   6.38%   6.18%

BEST QUARTER:
WORST QUARTER:


--------------------------------------------------------------------------------

*These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver and the distribution and service (12b-1) fee waiver, the annual total returns would have been lower, too.


                                       Dryden Total Return Bond Fund, Inc.  5

Risk/Return Summary


AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-04)
RETURN BEFORE TAXES                        ONE YEAR FIVE YEARS    SINCE INCEPTION
Class B shares                                  %         %        % (since 1-10-95)
------------------------------------------------------------------------------------
Class C shares                                  %         %        % (since 1-10-95)
------------------------------------------------------------------------------------
Class Z shares                                  %         %        % (since 9-16-96)
------------------------------------------------------------------------------------
Class A shares
------------------------------------------------------------------------------------
  Return Before Taxes                           %         %        % (since 1-10-95)
------------------------------------------------------------------------------------
  Return After Taxes on Distributions/2/        %         %        % (since 1-10-95)
------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
   Sale of Fund Shares/2,3/                     %         %        % (since 1-10-95)
------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------
  Lehman Aggregate Bond Index/4/                %         %            **/4/
------------------------------------------------------------------------------------
  Lipper Average/5/                             %         %            **/5/
------------------------------------------------------------------------------------



/1/The Fund's returns are after deduction of sales charges and expenses.
   Without the management fee waiver through December 31, 1999 for each class, the five years and since inception returns would have been lower. Without the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower. Without the distribution and service (12b-1) fee waiver for Class B shares, the five years and since inception returns would have been lower.

/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
/3/The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

/4/The Lehman Brothers Aggregate Bond Index (Lehman Aggregate Bond Index)--an
   unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity--gives a broad look at how short and intermediate-term bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. The Lehman Aggregate Bond Index returns since the inception of each
   class are      for Class A, B and C shares and      for Class Z shares.
   Source: Lehman Brothers.


/5/The Lipper Average is based on the average return of all mutual funds in the
   Lipper Intermediate Investment Grade Debt Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class
   are      for Class A, B and C shares and     % for Class Z shares.
   Source: Lipper Inc.


6   Visit our website at www.jennisondryden.com

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Classes A, B, C and Z. Each share class has different (or no) sales charges--known as load--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES/1/ (paid directly from your investment)
                                                    CLASS A CLASS B CLASS C CLASS Z
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                 4.50%    None    None   None
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase price
 or sale proceeds)                                   1%/5/   5%/3/   1%/4/   None
-----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                    None    None    None   None
-----------------------------------------------------------------------------------
Redemption fees                                       None    None    None   None
-----------------------------------------------------------------------------------
Exchange fee                                          None    None    None   None
-----------------------------------------------------------------------------------



   ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                           CLASS A CLASS B  CLASS C  CLASS Z
   Management fees                            .50%   .50%       .50%  .50%
   -------------------------------------------------------------------------
   + Distribution and service (12b-1) fees .30%/6/  1.00%   1.00%/6/  None
   -------------------------------------------------------------------------
   + Other expenses                              %      %          %     %
   -------------------------------------------------------------------------
   = Total annual Fund operating expenses     %/6/      %       %/6/     %
   -------------------------------------------------------------------------
   - Fee waiver or expense reimbursement   .05%/6/   None    .25%/6/  None
   -------------------------------------------------------------------------
   = Net annual Fund operating expenses          %      %          %     %
   -------------------------------------------------------------------------


/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.


/3/The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
   1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

/4/The CDSC for Class C shares is 1% for shares redeemed within 12 months from the date of purchase (18 months for Class C shares purchased prior to February 2, 2004).


/5/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.)


/6/The expense information for Class A and Class C shares has been updated to reflect current fees. The Class A and Class C shares' actual net annual Fund operating expenses for the fiscal year ending December 31, 2004 are expected to be less than the amount shown above. For the fiscal year ending December 31, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1%, respectively.


                                       Dryden Total Return Bond Fund, Inc.  7

Risk/Return Summary


EXAMPLE



This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares    $          $          $          $
            --------------------------------------------------------
            Class B shares    $          $          $          $
            --------------------------------------------------------
            Class C shares    $          $          $          $
            --------------------------------------------------------
            Class Z shares    $          $          $          $
            --------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares    $          $          $          $
            --------------------------------------------------------
            Class B shares    $          $          $          $
            --------------------------------------------------------
            Class C shares    $          $          $          $
            --------------------------------------------------------
            Class Z shares    $          $          $          $
            --------------------------------------------------------


8   Visit our website at www.jennisondryden.com

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is total return. The Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment adviser. While we make every effort to achieve our objective, we can't guarantee success.

The Fund seeks to achieve this objective by investing in fixed-income securities whereby issuers borrow money from investors in return for either a fixed or variable rate of interest and eventual repayment of the amount borrowed. The Fund will invest in different sectors of the fixed-income securities markets, including U.S. Government securities, mortgage-related securities, asset-backed securities, corporate debt securities and foreign securities (mainly government).

The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. The investment adviser uses quantitative analysis to evaluate each bond issue considered for the Fund. In selecting portfolio securities, the investment adviser will consider economic conditions and interest rate fundamentals. The investment adviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.

The Fund has the flexibility to allocate its investments across different sectors of the fixed-income securities markets. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector. Under normal circumstances, the Fund will maintain at least 80% of its investable assets in bonds. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year.

The Fund may invest in investment-grade debt securities. Investment-grade debt securities are debt securities rated BBB or higher or Baa or higher or the equivalent by a major rating service, such as Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's). A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company.

Debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, with a range of adequate to very strong capacity for meeting their financial obligations, but have speculative characteristics and are riskier than higher-rated

                                       Dryden Total Return Bond Fund, Inc.  9

How the Fund Invests

securities. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to the rated securities that are permissible investments. Up to 50% of the Fund's investable assets may be invested in lower-rated securities that are more risky, with ratings no lower than CCC by at least one major rating service. Obligations rated BB by S&P or Ba by Moody's or lower are considered to be speculative with respect to their capacity to pay interest and principal payments and are commonly referred to as high-yield debt securities or junk bonds. These securities tend to offer higher yields, but also offer greater credit risks than higher-rated securities. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may either be in default or risk of default on principal or interest payments. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. A description of bond ratings is contained in Appendix A.


During the fiscal year ended December 31, 2004, the monthly dollar-weighted average ratings of the securities held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:



            RATINGS                  PERCENTAGE OF TOTAL INVESTMENTS
            U.S. Government & Agency                 %
            AAA/Aaa                                  %
            AA/Aa                                    %
            A/A                                      %
            BBB/Baa                                  %
            BB/Ba                                    %
            B/B                                      %
            Cash and Equivalents                     %


If the rating of a debt security is downgraded after the Fund purchases it (or if the debt security is no longer rated), the Fund will not have to sell the security, but we will take this into consideration in deciding whether the Fund should continue to hold the security.


Generally, the Fund's weighted average maturity will range from 1 to 30 years.
As of December 31, 2004, the Fund's weighted average maturity was    years.



The Fund may also invest in debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some (but not all) of these debt securities such as U.S. Treasury securities, are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These also include obligations of the


10  Visit our website at www.jennisondryden.com

Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.


The Fund invests in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAS, and mortgage-related securities issued by agencies of the U.S. Government as well as FNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Privately issued mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.


Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these

                                       Dryden Total Return Bond Fund, Inc.  11

How the Fund Invests

prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

The Fund may invest in asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds, or other securities.

A corporation that wishes to raise cash may choose to issue a corporate debt security whereby the corporation pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

The Fund may invest up to 45% of its investable assets in foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies or U.S. dollars.

The Fund may also engage in active trading--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. The Fund will be more heavily involved in active trading during periods of market volatility in order to preserve gains or limit losses. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Fund that are not fundamental without shareholder approval.

12  Visit our website at www.jennisondryden.com

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

ZERO COUPON BONDS, DEFERRED PAYMENT AND PAY-IN-KIND (PIK) SECURITIES
The Fund may invest in zero coupon bonds, deferred payment and pay-in-kind securities. Zero coupon bonds do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value). Deferred payment securities pay regular interest after a predetermined date. PIK securities pay interest in the form of additional securities.

The Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

MUNICIPAL BONDS
The Fund may invest in municipal bonds. Municipal bonds are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations payable from the issuer's general revenues, whereas revenue bonds are payable only from the revenues derived from a particular source or project. Interest on municipal bonds may be tax-exempt for the Fund but dividends are anticipated to be taxable when distributed to shareholders.

CONVERTIBLE SECURITIES; PREFERRED STOCK
The Fund may invest in convertible securities, which include preferred stocks and debt securities of a corporation that either have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than regular bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. The Fund will sell common stock received upon conversion. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities.

                                       Dryden Total Return Bond Fund, Inc.  13

How the Fund Invests


MONEY MARKET INSTRUMENTS
The Fund may invest in money market instruments, including commercial paper of domestic and foreign companies, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and foreign government securities.

CREDIT-LINKED SECURITIES
The Fund may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

The Fund may use reverse repurchase agreements, where the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

DOLLAR ROLLS
The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in cash, money market instruments or repurchase agreements. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot

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




guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives--such as foreign currency forward contracts, futures contracts, options, options on futures, swaps and options on swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated, as required by the Securities and Exchange Commission.


Options. The Fund may purchase and sell put and call options on debt securities, futures contracts, swaps or securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The Fund may also invest in futures contracts on 10 year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

                                       Dryden Total Return Bond Fund, Inc.  15

How the Fund Invests


Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

SHORT SALES

The Fund may use short sales, where it sells a security it does not own, with the expectation of a decline in the market value of that security. To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement. The price at that time may be more or less than the price at which the Fund sold the security. The Fund is required to pay the lender any dividends or interest accrued. To borrow the security, the Fund may pay a premium which would increase the cost of the security sold. Although the Fund's gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. In a short sale "against the box," the Fund owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Fund may purchase money market obligations on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

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




LOAN PARTICIPATIONS
The Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. These types of investments can be in the form of loan participations.

Loan participations are nonconvertible corporate debt instruments of varying maturities. Certain loan participations may be high yield. The Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. The Fund generally does not have direct rights against the borrower on the loan which means that, if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Fund will not have the right to make it do so, nor will the Fund have any claim on the collateral supporting the loan.

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchases shares of other investment companies (generally, the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3 of the value of its total assets including collateral received in the transaction) (the Fund may lend up to 30% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI "Investment Restrictions".

                                       Dryden Total Return Bond Fund, Inc.  17

How the Fund Invests


INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may use. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE

% of Fund's Investable Assets RISKS                               POTENTIAL REWARDS

        BONDS                 .Credit risk--the risk that the     .A source of regular interest
        At least 80%           borrower can't pay back the         income
                               money borrowed or make
                               interest payments (lower for       .Higher quality debt securities
                               higher rated bonds). The            are generally more secure
                               lower a bond's quality, the         than lower quality debt
                               higher its potential volatility     securities and equity
                               (relatively low for U.S.            securities
                               Government securities)
                                                                  .The U.S. Government
                              .Market risk--the risk that          guarantees interest and
                               bonds will lose value in the        principal payments on certain
                               market, sometimes rapidly or        U.S. Government securities
                               unpredictably, because
                               interest rates rise or there is a  .If interest rates decline, long-
                               lack of confidence in the           term yields should be higher
                               borrower                            than money market yields

                              .Not all U.S. Government            .Bonds have generally
                               securities are insured or           outperformed money market
                               guaranteed by the U.S.              instruments over the long
                               Government--some are                term
                               backed only by the issuing
                               agency, which must rely on its     .Most bonds rise in value when
                               own resources to repay the          interest rates fall
                               debt

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




INVESTMENT TYPE (CONT'D)


% of Fund's Investable Assets   RISKS                             POTENTIAL REWARDS

MORTGAGE-RELATED                .Prepayment risk--the risk        .A source of regular interest
SECURITIES                       that the underlying               income
Percentage varies; usually less  mortgages may be prepaid,
than 65%                         partially or completely,         .The U.S. Government
                                 generally during periods of       guarantees interest and
                                 falling interest rates, which     principal payments on certain
                                 could adversely affect yield to   securities
                                 maturity and could require
                                 the Fund to reinvest in lower    .May benefit from security
                                 yielding securities               interest in real estate
                                                                   collateral
                                .Credit risk--the risk that the
                                 underlying mortgages will not    .Pass-through instruments
                                 be paid by debtors or by credit   provide greater diversification
                                 insurers or guarantors of such    than direct ownership of
                                 instruments. Some private         loans
                                 mortgage securities are
                                 unsecured or secured by
                                 lower-rated insurers or
                                 guarantors and thus may
                                 involve greater risk

                                .See market risk

----------------------------------------------------------

HIGH-YIELD DEBT SECURITIES      .See market risk (particularly    .May offer higher interest
(JUNK BONDS)                     high) and credit risk             income and higher potential
Up to 50%                        (particularly high)               gains than higher-grade debt
                                                                   securities
                                .Illiquidity risk--the risk that
                                 bonds may be difficult to        .Most bonds rise in value when
                                 value precisely and sell the      interest rates fall
                                 time or price desired, in which
                                 case, valuation would depend
                                 more on the investment
                                 adviser's judgment than is
                                 generally the case with
                                 higher-rated securities

                                .Are generally less secure than
                                 higher-quality debt securities


                                       Dryden Total Return Bond Fund, Inc.  19

How the Fund Invests

% of Fund's Investable Assets   RISKS                              POTENTIAL REWARDS

FOREIGN DEBT SECURITIES         .Foreign markets, economies        .Investors can participate in
Up to 45%                        and political systems may not      the growth of foreign markets
                                 be as stable as those in the       through investments in
                                 U.S., particularly those in        companies operating in those
                                 developing countries               markets

                                .Currency risk--changing           .Changing value of foreign
                                 value of foreign currencies        currencies can cause gains
                                 can cause losses (non-U.S.         (non-U.S. currency
                                 currency denominated               denominated securities)
                                 securities)
                                                                   .Opportunities for
                                .May be less liquid than U.S.       diversification
                                 debt securities

                                .Differences in foreign laws,
                                 accounting standards, public
                                 information, custody and
                                 settlement practices may
                                 result in less reliable
                                 information on foreign
                                 investments and involve more
                                 risk

                                .See market risk and credit
                                 risk

----------------------------------------------------------

ZERO COUPON BONDS, PIK          .Typically subject to greater      .Value rises faster when
AND DEFERRED PAYMENT             volatility and less liquidity in   interest rates fall
SECURITIES                       adverse markets than other
Percentage varies; usually less  debt securities
than 40%
                                .See credit risk and market
                                 risk

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




INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets   RISKS                             POTENTIAL REWARDS

ASSET-BACKED SECURITIES         .The security interest in the     .A source of regular interest
Up to 35%                        underlying collateral may be      income
                                 nonexistent or may not be as
                                 great as with mortgage-          .Prepayment risk is generally
                                 related securities                lower than with mortgage-
                                                                   related securities
                                .Credit risk--the risk that the
                                 underlying receivables will      .Pass-through instruments
                                 not be paid by debtors or by      provide greater diversification
                                 credit insurers or guarantors     than direct ownership of
                                 of such instruments. Some         loans
                                 asset-backed securities are
                                 unsecured or secured by          .May offer higher yield due to
                                 lower-rated insurers or           their structure
                                 guarantors and thus may
                                 involve greater risk

                                .See market risk and
                                 prepayment risk

----------------------------------------------------------

MONEY MARKET                    .Limits potential for capital     .May preserve the Fund's
INSTRUMENTS                      appreciation and achieving        assets
Up to 20%; up to 100% on a       our investment objective
temporary basis
                                .See credit risk and market
                                 risk (which are less of a
                                 concern for money market
                                 instruments)

----------------------------------------------------------

CONVERTIBLE SECURITIES;         .See credit risk and market       .Convertible securities may be
PREFERRED STOCK                  risk                              exchanged for stocks, which
Percentage varies; usually less                                    historically have
than 20%                        .Underlying securities could       outperformed other
                                 lose value                        investments over the long
                                                                   term
                                .Equity markets could go
                                 down, resulting in a decline in  .Generally, economic growth
                                 value of the Fund's               means higher corporate
                                 investments                       profits, which leads to an
                                                                   increase in stock prices,
                                .Changes in economic or            known as capital appreciation
                                 political conditions, both
                                 domestic and international,
                                 may result in a decline in
                                 value of the Fund's
                                 investments

                                       Dryden Total Return Bond Fund, Inc.  21

How the Fund Invests

% of Fund's Investable Assets   RISKS                              POTENTIAL REWARDS

LOAN PARTICIPATIONS             .See credit risk, market risk      .May offer the right to receive
Percentage varies; usually less  and illiquidity risk               principal, interest and fees
than 20%                                                            without as much risk as a
                                .The Fund has no rights             lender
                                 against borrower in the event
                                 borrower does not repay the
                                 loan

                                .The Fund is also subject to
                                 the credit risk of the lender

----------------------------------------------------------

DERIVATIVES (INCLUDING          .The value of derivatives (such    .The Fund could make money
SWAPS)                           as futures, options, options       and protect against losses if
Percentage varies; usually less  on futures, foreign currency       the investment analysis
than 20%; Up to 15% for          forward contracts, swaps and       proves correct
certain swaps                    options on swaps), that are
                                 used to hedge a portfolio         .Derivatives used for return
                                 security is determined             enhancement purposes
                                 independently from that            involve a type of leverage and
                                 security and could result in a     could generate substantial
                                 loss to the Fund when the          gains at low cost
                                 price movement of a
                                 derivative does not correlate     .One way to manage the
                                 with a change in the value of      Fund's risk/return balance is
                                 the Fund security                  to lock in the value of an
                                                                    investment ahead of time
                                .Derivatives may not have the
                                 intended effects and may          .Hedges that correlate well
                                 result in losses or missed         with an underlying position
                                 opportunities                      can increase or enhance
                                                                    investment income or capital
                                .The other party to a               gains at low cost
                                 derivatives contract could
                                 default

                                .Derivatives can increase
                                 share price volatility and
                                 derivatives that involve
                                 leverage could magnify losses

                                .May be difficult to value
                                 precisely or sell at the time or
                                 price desired

                                .Certain types of derivatives
                                 involve costs to the Fund that
                                 can reduce returns

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




INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets   RISKS                               POTENTIAL REWARDS

CREDIT-LINKED SECURITIES        .The issuer of the credit-linked    .Regular stream of payments
Percentage varies; up to 15%     security may default or go
                                 bankrupt                           .Pass-through instruments
                                                                     may provide greater
                                .Credit risk of the corporate        diversification than direct
                                 credits underlying the credit       investments
                                 default swaps
                                                                    .May offer higher yield due to
                                .Typically privately negotiated      their structure
                                 transactions, resulting in
                                 limited liquidity or no liquidity

                                .See market risk and
                                 prepayment risk

----------------------------------------------------------

ILLIQUID SECURITIES             .See illiquidity risk               .May offer a more attractive
Up to 15% of net assets                                              yield or potential for growth
                                                                     than more widely traded
                                                                     securities

----------------------------------------------------------

WHEN-ISSUED AND                 .Value of securities may            .May magnify underlying
DELAYED-DELIVERY                 decrease before delivery            investment gains
SECURITIES, REVERSE              occurs
REPURCHASE AGREEMENTS,
DOLLAR ROLLS AND SHORT          .Broker/dealer may become
SALES                            insolvent prior to delivery
Percentage varies; usually less
than 15%                        .Investment costs may exceed
                                 potential underlying
                                 investment gains

                                       Dryden Total Return Bond Fund, Inc.  23

How the Fund is Managed

BOARD OF DIRECTORS
The Fund's Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102


Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2004, the Fund paid PI management fees of .50% of the Fund's average daily net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2004, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end
investment companies, with aggregate assets of approximately $     billion.


Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address

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



is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


PIM's Fixed Income Group manages approximately $     billion for Prudential's
retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.


Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income markets: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets Bonds, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and Bank Loans.


The Dryden Total Return Bond Fund is managed by Steven Kellner, Robert Tipp and David Bessey of Fixed Income using an institutional, team-based approach. Mr. Kellner, Mr. Tipp and Mr. Bessey develop and coordinate the Fund's investment strategy utilizing the following approach:


.. "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Corporates Sector Team.

.. The Market Outlook is developed quarterly by a team led by the Head of Fixed
  Income. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.


.. Mr. Kellner, Mr. Tipp and Mr. Bessey develop the Fund's investment strategy within the framework of the Market Outlook and the Fund's investment objective, restrictions, policies, and benchmark.


.. PIM Fixed Income's Sector Teams implement the Fund's strategy by buying and selling all securities for the Fund, under the supervision of the portfolio managers. All security selection is research-driven. Corporate bond security selection is based primarily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research.

.. The Fund's risk exposure is monitored continually and is adjusted as warranted.

                                       Dryden Total Return Bond Fund, Inc.  25

How the Fund is Managed

PORTFOLIO MANAGERS



Steven A. Kellner, CFA, is Managing Director and head of Prudential Fixed Income's Credit Strategies, including Corporate Bonds, High Yield Bonds, and Emerging Markets. He is also portfolio manager for Core Plus strategies. Previously, Mr. Kellner was head of the Corporate Bond Desk. Before that, he managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a Bachelor of Civil Engineering (BCE) in Civil Engineering from Villanova University and a Master of Business Administration (MBA) from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has co-managed the Fund since 1999.



Robert Tipp, CFA is Chief Investment Strategist of Prudential Fixed Income. He is co-portfolio manager of Core Plus, U.S. Government, and Global Bond strategies, portfolio manager for asset-liability strategies and TIPs portfolios, and also has supervisory responsibility for municipal and money market strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research & Planning Center, and managed a number of fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a Bachelor of Science (BS) in Business Administration with highest honors and a Master in Business Administration
(MBA) in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. He has co-managed the Fund since 2003.



David Bessey is Managing Director and head of Prudential Fixed Income's Emerging Markets team, investing in emerging market debt denominated in both U.S. dollar and local currencies. Mr. Bessey is also portfolio manager of the Global High Yield strategy, and co-portfolio manager of the Core Plus strategy. He also specializes in the utility and sovereign sectors for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia and Latin America. Mr. Bessey received a Bachelor of Science (BS) in Geological Engineering from Cornell University and a Master in Business Administration (MBA) in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT). He has co-managed the Fund since 2004.


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




DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


DISCLOSURE OF PORTFOLIO HOLDINGS


A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is described in the Fund's Statement of Additional Information and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month. These postings can be located at www.jennisondryden.com.


                                       Dryden Total Return Bond Fund, Inc.  27

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income monthly and capital gains, if any, at least annually to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends out of any net investment income, plus short-term capital gains, to shareholders every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rate of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.



The Fund also distributes long-term capital gains to shareholders--typically once a year. Long-term capital gains are generated when the Fund sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information

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



about automatic reinvestment and other shareholder services, see "Step 4:
Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a foreign shareholder would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund's net short-term capital gains over net long-term capital losses.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains

                                       Dryden Total Return Bond Fund, Inc.  29

Fund Distributions and Tax Issues

taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which
---------                is subject to tax unless the shares
                         are held in a qualified or tax-
[GRAPHIC]                deferred plan or account. For
                         individuals, the maximum capital
                         gains tax rate is generally 15% for
---------                shares held for more than 1 year. If
                         you sell shares of the Fund for a
                         loss, you may have a capital loss,
which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

30  Visit our website at www.jennisondryden.com

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

                                       Dryden Total Return Bond Fund, Inc.  31

How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken:



Step 1: Open an Account;



Step 2: Choose a Share Class;



Step 3: Understanding the Price You'll Pay;



Step 4: Additional Shareholder Services.



Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179

Philadelphia, PA 19176


You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:


.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.)


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




.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

.. The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally only appropriate for investors who plan to hold their shares no more than 3 years.

.. The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.


.. Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.



.. Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.


.. Because Class Z shares have lower operating expenses than Class A, Class B or
  Class C shares, you should consider whether you are eligible to purchase
  Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

                                       Dryden Total Return Bond Fund, Inc.  33

How to Buy, Sell and Exchange Shares of the Fund


Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                     CLASS A             CLASS B          CLASS C           CLASS Z
Minimum purchase amount/1/           $1,000              $1,000           $2,500             None
---------------------------------------------------------------------------------------------------
Minimum amount for subsequent
 purchases/1/                        $100                $100             $100               None
---------------------------------------------------------------------------------------------------
Maximum initial sales charge         4.50% of the public
                                     offering price      None             None               None
---------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge                                          1% on sales
 (CDSC)/2/                                                                made within
                                     1%/3/               If sold during:  12 months of       None
                                                         Year 1     5%    purchase
                                                         Year 2     4%    (18 months for
                                                         Year 3     3%    shares purchased
                                                         Year 4     2%    prior to February
                                                         Year 5     1%    2, 2004)
                                                         Year 6     1%
                                                         Year 7     0%
---------------------------------------------------------------------------------------------------
Annual distribution and service      .30 of 1%/5/        1%               1%/5/              None
 (12b-1) fees (shown as a percentage (.25 of 1%                           (.75 of 1%
 of average daily net assets)/4/     currently)                           currently)
---------------------------------------------------------------------------------------------------


/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services--Automatic Investment Plan."



/2/For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."


/3/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.)


/4/These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Class A shares may pay a service fee of up to .25 of 1%. Class B and Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%.


/5/For the fiscal year ending December 31, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.


34  Visit our website at www.jennisondryden.com

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.



                               SALES CHARGE AS % SALES CHARGE AS %   DEALER
   AMOUNT OF PURCHASE          OF OFFERING PRICE OF AMOUNT INVESTED ALLOWANCE
   Less than $50,000                 4.50%             4.71%          4.00%
   $50,000 to $99,999                4.00%             4.17%          3.50%
   $100,000 to $249,999              3.50%             3.63%          3.00%
   $250,000 to $499,999              2.50%             2.56%          2.00%
   $500,000 to $999,999              2.00%             2.04%          1.75%
   $1,000,000 to $4,999,999/1/        None              None          1.00%*


/1/If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.)

*For investments of $5 million to $9,999,999, the dealer allowance is 0.50%.
 For investments of $10 million and over, the dealer allowance is 0.25%.


To satisfy the purchase amounts above, you can:



.. Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing;



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months; or



.. Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other
  JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.


                                       Dryden Total Return Bond Fund, Inc.  35

How to Buy, Sell and Exchange Shares of the Fund



Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.



An eligible group of related investors includes any combination of the following:



.. an individual;



.. the individual's spouse, their children and parents;



.. the individual's and spouse's Individual Retirement Account (IRA);



.. any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;



.. a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and



.. a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse.



The value of shares held by you or an eligible group of related investors will be determined as follows:



.. for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and



.. for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.



If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.



If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific


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




form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.



If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.



Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.



Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.



Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:



.. Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or



.. Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:



.. certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;


                                       Dryden Total Return Bond Fund, Inc.  37

How to Buy, Sell and Exchange Shares of the Fund



.. persons who have retired directly from active service with Prudential or one of its subsidiaries;



.. certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;



.. registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and



.. investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).



To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.



Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website at www.jennisondryden.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.



You may need to provide your broker-dealer or other Financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.



The Distributor may reallow Class A's sales charge to dealers.


We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Class B Shares."


QUALIFYING FOR CLASS Z SHARES


Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that


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




includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



.. Mutual fund "wrap" or asset allocation programs, where the sponsor places
  Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or



.. Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



Other Types of Investors. Class Z shares also can be purchased by any of the following:



.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;



.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Fund);



.. Prudential, with an investment of $10 million or more; and



.. Qualified state tuition programs (529 Plans).



PAYMENTS TO THIRD PARTIES


In connection with the sale of Fund shares, the Manager, Distributor or one of their affiliates may provide additional compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial firms, including affiliates of the Manager. Your individual financial advisor may receive some or all of the amounts paid to the financial firm that employs him. Such compensation, which is sometimes referred to as "revenue sharing," may include the placement of the Fund on a preferred or recommended product list and/or access to the firm's registered representatives, and may incentivize firms to recommend or sell shares of the Fund to you. Financial firms and financial advisors participating in revenue sharing programs may receive greater compensation for selling Fund shares than for selling a different


                                       Dryden Total Return Bond Fund, Inc.  39

How to Buy, Sell and Exchange Shares of the Fund


mutual fund that is not eligible for revenue sharing. These payments are in addition to the sales charges (including Rule 12b-1 fees) paid by the Fund.



The Manager, Distributor or one of their affiliates may enter into arrangements with insurance companies, banks, selected broker-dealers or other financial firms to make additional payments based on a percentage of Fund assets and/or sale of Fund shares attributable to a particular firm. Any additional payments to such firms are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and the scope and quality of services provided and the amounts may vary based on the class of shares you purchase. No one factor is determinative of the type or amount of additional compensation to be provided. In addition, the Manager, Distributor or one of their affiliates may make ongoing payments from their own resources to firms for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts. Please contact your financial service provider for details about revenue sharing payments it may receive.



CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS


If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.



When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly; not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.


With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's net asset value will be calculated based upon the net asset value of the investment Company in which the Fund invests.



The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Fund may determine to use fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed. In these instances, the NAV you receive or pay may differ from the published NAV price. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance,


                                       Dryden Total Return Bond Fund, Inc.  41

How to Buy, Sell and Exchange Shares of the Fund


however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.


We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.


Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159

Philadelphia, PA 19176


Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus

                                       Dryden Total Return Bond Fund, Inc.  43

How to Buy, Sell and Exchange Shares of the Fund

per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at
(800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149

Philadelphia, PA 19176


Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

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If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

.. You are selling more than $100,000 of shares,

.. You want the redemption proceeds made payable to someone that is not in our records,

.. You want the redemption proceeds sent to some place that is not in our records, or

.. You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004), and



.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004)).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

                                       Dryden Total Return Bond Fund, Inc.  45

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How to Buy, Sell and Exchange Shares of the Fund



As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

.. To provide for certain distributions--made without IRS penalty--from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

.. On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

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REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares".


HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another

                                       Dryden Total Return Bond Fund, Inc.  47

How to Buy, Sell and Exchange Shares of the Fund

JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157

Philadelphia, PA 19176



There is no sales charge for exchanges. If, however, you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase (18 months for Class C shares purchased prior to February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."




FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES


The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund


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




cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.



The Board of Directors has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer
(CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.



The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period.



If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund


                                       Dryden Total Return Bond Fund, Inc.  49

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How to Buy, Sell and Exchange Shares of the Fund


itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.



The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.



Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

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




In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


                                       Dryden Total Return Bond Fund, Inc.  51

Financial Highlights


The financial highlights below are intended to help you evaluate the financial performance of each share class of the Fund for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions and sale at the end of the period. The information is for each share class for the periods indicated.



For the fiscal year ended December 31, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through December 31, 2003 were audited by another independent registered public accounting firm, whose reports on those financial statements were unqualified.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.



CLASS A SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE              2004   2003/4/      2002     2001     2000
Net asset value, beginning of year                $  12.68  $  12.59  $ 12.54  $ 12.35
Income from investment operations:
Net investment income                                  .42       .65      .79      .81
Net realized and unrealized gain (loss) on
 investment transactions                               .35       .12      .06      .20
Total from investment operations                       .77       .77      .85     1.01
---------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                  (.56)     (.68)    (.80)    (.82)
Distributions in excess of net investment
 income                                                 --        --       --       --
Total dividends and distributions                     (.56)     (.68)    (.80)    (.82)
Net asset value, end of year                      $  12.89  $  12.68  $ 12.59  $ 12.54
Total return/2/                                       6.18%     6.38%    6.84%    8.60%
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:                    2004      2003      2002     2001     2000
Net assets, end of year (000)                     $136,268  $120,936  $90,733  $64,289
Average net assets (000)                          $132,448  $100,691  $77,996  $59,196
Ratios to average net assets:
Expenses, including distribution and service
 (12b-1) fees/3/                                      1.13%     1.12%    1.18%    1.24%
Expenses, excluding distribution and service
 (12b-1) fees                                          .88%      .87%     .93%     .99%
Net investment income                                 3.25%     5.30%    6.11%    6.73%
For Class A, B, C and Z shares:
Portfolio turnover rate                                707%      658%     375%     218%
---------------------------------------------------------------------------------------

/1/Net of expense subsidy and/or fee waiver.
/2/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/3/For the fiscal year ending December 31, 2005, the Distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

/4/Calculations are based on average shares outstanding during the year.

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





CLASS B SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE           2004   2003/3/      2002      2001      2000
Net asset value, beginning of year             $  12.68  $  12.59  $  12.53  $  12.35
Income from investment operations:
Net investment income                               .32       .56       .73       .75
Net realized and unrealized gain (loss)
 on investment transactions                         .35       .12       .07       .19
Total from investment operations                    .67       .68       .80       .94
--------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income               (.46)     (.59)     (.74)     (.76)
Distributions in excess of net investment
 income                                              --        --        --        --
Total dividends and distributions                  (.46)     (.59)     (.74)     (.76)
Net asset value, end of year                   $  12.89  $  12.68  $  12.59  $  12.53
Total return/2/                                    5.39%     5.61%     6.41%     7.97%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2004      2003      2002      2001      2000
Net assets, end of year (000)                  $153,746  $187,582  $188,996  $155,401
Average net assets (000)                       $175,196  $191,688  $172,035  $157,836
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                              1.88%     1.87%     1.68%     1.74%
Expenses, excluding distribution and
 service (12b-1) fees                               .88%      .87%      .93%      .99%
Net investment income                              2.50%     4.60%     5.64%     6.20%
--------------------------------------------------------------------------------------


/1/Net of expense subsidy and/or fee waiver.
/2/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
/3/Calculations are based on average shares outstanding during the year.

                                       Dryden Total Return Bond Fund, Inc.  53

Financial Highlights



CLASS C SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE           2004  2003/4/     2002     2001    2000
Net asset value, beginning of year             $ 12.68  $ 12.59  $ 12.53  $12.35
Income from investment operations:
Net investment income                              .35      .58      .72     .76
Net realized and unrealized gain (loss)
 on investment transactions                        .36      .13      .08     .19
Total from investment operations                   .71      .71      .80     .95
---------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income              (.50)    (.62)    (.74)   (.77)
Distributions in excess of net investment
 income                                             --       --       --      --
Total dividends and distributions                 (.50)    (.62)    (.74)   (.77)
Net asset value, end of year                   $ 12.89  $ 12.68  $ 12.59  $12.53
Total return/2/                                   5.65%    5.85%    6.41%   8.13%
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2004     2003     2002     2001    2000
Net assets, end of year (000)                  $20,967  $21,513  $17,272  $9,909
Average net assets (000)                       $22,593  $19,384  $12,928  $8,822
Ratios to average net assets
Expenses, including distribution and
 service (12b-1) fees/3/                          1.63%    1.62%    1.68%   1.74%
Expenses, excluding distribution and
 service (12b-1) fees                              .88%     .87%     .93%    .99%
Net investment income                             2.75%    4.81%    5.59%   6.19%
---------------------------------------------------------------------------------


/1/Net of expense subsidy and/or fee waiver.
/2/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

/3/For the fiscal year ending December 31, 2005, the Distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

/4/Calculations are based on average shares outstanding during the year.

54  Visit our website at www.jennisondryden.com

CLASS Z SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE            2004  2003/3/       2002     2001     2000
Net asset value, beginning of year              $ 12.67    $ 12.58  $ 12.52  $ 12.34
Income from investment operations:
Net investment income                               .45        .68      .83      .84
Net realized and unrealized gain (loss) on
 investment transactions                            .35        .12      .06      .19
Total from investment operations                    .80        .80      .89     1.03
-------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income               (.59)      (.71)    (.83)    (.85)
Distributions in excess of net investment
 income                                              --         --       --       --
Total dividends and distributions                  (.59)      (.71)    (.83)    (.85)
Net asset value, end of year                    $ 12.88    $ 12.67  $ 12.58  $ 12.52
Total return/2/                                    6.44%      6.64%    7.19%    8.81%
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                   2004     2003       2002     2001     2000
Net assets, end of year (000)                   $70,981    $61,425  $44,679  $58,667
Average net assets (000)                        $66,448    $51,861  $54,052  $50,576
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                               .88%       .87%     .93%     .99%
Expenses, excluding distribution and
 service (12b-1) fees                               .88%       .87%     .93%     .99%
Net investment income                              3.51%      5.54%    6.46%    6.94%
-------------------------------------------------------------------------------------


/1/Net of expense subsidy and/or fee waiver.
/2/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
/3/Calculations are based on average shares outstanding during the year.

                                       Dryden Total Return Bond Fund, Inc.  55

Appendix A

DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
DEBT RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are to be considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher

                                       Dryden Total Return Bond Fund, Inc.  A-1

Appendix A

end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Bonds rated within the Aa, A, Baa, Ba, and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

.. Leading market positions in well-established industries.

.. High rates of return on funds employed.

.. Conservative capitalization structure with moderate reliance on debt and ample asset protection.

.. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

.. Well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

A-2 Visit our website at www.jennisondryden.com

PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
LONG-TERM ISSUE CREDIT RATINGS
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

                                       Dryden Total Return Bond Fund, Inc.  A-3

Appendix A


Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

A-4 Visit our website at www.jennisondryden.com

D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P commercial paper ratings are current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS
A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

.. Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note

.. Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

Municipal notes rating symbols are as follows:

SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to meet its financial commitment on the note.

                                       Dryden Total Return Bond Fund, Inc.  A-5

Appendix A


FITCH, INC.
INTERNATIONAL LONG-TERM CREDIT RATINGS
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS
F1: Highest credit quality. Indicates strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

A-6 Visit our website at www.jennisondryden.com

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS
Plus (+) or minus (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period, Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                       Dryden Total Return Bond Fund, Inc.  A-7

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


.. MAIL               .TELEPHONE                .WEBSITES
 Prudential Mutual    (800) 225-1852            www.jennisondryden.com
 Fund Services LLC    (732) 482-7555 (Calling
 P.O. Box 8098        from outside the U.S.)
 Philadelphia, PA
 19176



.. E-DELIVERY
 To receive your
 mutual fund
 documents on-line,
 go to
 www.icsdelivery.com/prudential/funds
 and enroll. Instead
 of receiving printed
 documents by mail,
 you will receive
 notification via
 e-mail when new
 materials are
 available. You can
 cancel your
 enrollment or change
 your e-mail address
 at any time by
 clicking on the
 change/cancel
 enrollment option at
 the icsdelivery
 website address.



.. OUTSIDE BROKERS    .TELEPHONE
  SHOULD CONTACT:
 Prudential           (800) 778-8769
 Investment
 Management
 Services LLC
 P.O. Box 8310
 Philadelphia, PA
 19176

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

.. MAIL                .ELECTRONIC REQUEST
 Securities and        publicinfo@sec.gov
 Exchange Commission   (The SEC charges a fee to copy documents.)
 Public Reference
 Section
 Washington, DC
 20549-0102




.. IN PERSON          .VIA THE INTERNET
 Public Reference     on the EDGAR Database at http://www.sec.gov
 Room
 in Washington, DC
 (For hours of
 operation, call
 1-202-942-8090)
Additional information about the Fund can be obtained without charge and can be found in the following documents:

.. STATEMENT OF           .ANNUAL REPORT                  .SEMIANNUAL REPORT
  ADDITIONAL INFORMATION  (contains a discussion of the
  (SAI)                   market conditions and
 (incorporated by         investment strategies that
 reference into           significantly affected the
 this prospectus)         Fund's performance during
                          the last fiscal year)

 Dryden Total Return Bond Fund, Inc.
     SHARE CLASS A         B         C         Z
       NASDAQ    PDBAX     PRDBX     PDBCX     PDBZX
       CUSIP     262492101 262492200 262492309 262492408

MF166A                                  Investment Company Act File No. 811-7215

                      DRYDEN TOTAL RETURN BOND FUND, INC.

                      Statement of Additional Information

                            dated           , 2005


   Dryden Total Return Bond Fund, Inc. (the Fund), is an open-end, diversified management investment company whose objective is total return. The Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment adviser. The Fund will allocate its assets among sectors of the fixed-income securities markets, including U.S. Government securities, mortgage-related securities, asset-backed securities, corporate debt securities and foreign securities (mainly government), based upon the investment adviser's evaluation of current market and economic conditions. The Fund has the flexibility to allocate its investments across different sectors of the fixed-income securities markets in order to seek to reduce some of the risks from negative market movements and interest rate changes in any one sector. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector, subject to the limitations described herein. Under normal circumstances, the Fund will maintain at least 80% of its investable assets in bonds. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year. The term ''investable assets'' in this statement of additional information (SAI) refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund may invest up to 50% of its investable assets in below-investment-grade securities having a rating of not lower than CCC--also known as high-yield debt securities or junk bonds. The Fund may also purchase preferred stock and engage in various derivative securities transactions, including the purchase and sale of put and call options on securities and financial indexes and futures transactions on securities, financial indexes and currencies, swaps, and the purchase and sale of foreign currency exchange contracts to hedge its portfolio and to attempt to enhance returns. The Fund may engage in short-selling and use leverage, including reverse repurchase agreements, dollar rolls and borrowings, which entail additional risks to the Fund. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

   The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.


   This SAI is not a prospectus and should be read in conjunction with the
Fund's prospectus, dated           , 2005, a copy of which may be obtained at
no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2004, are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-7215). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
           Fund History........................................ B-2
           Description of the Fund, Its Investments and Risks.. B-2
           Investment Restrictions............................. B-35
           Management of the Fund.............................. B-37
           Control Persons and Principal Holders of Securities. B-43
           Investment Advisory and Other Services.............. B-43
           Brokerage Allocation and Other Practices............ B-50
           Capital Shares, Other Securities and Organization... B-52
           Purchase, Redemption and Pricing of Fund Shares..... B-53
           Shareholder Investment Account...................... B-62
           Net Asset Value..................................... B-67
           Taxes, Dividends and Distributions.................. B-68
           Performance Information............................. B-71
           Financial Statements................................ B-73
           Appendix I--General Investment Information.......... I-1
           Appendix II--Proxy Voting Policies of the Subadviser II-1


--------------------------------------------------------------------------------
MF166B

                                 FUND HISTORY

   The Fund was organized under the laws of Maryland on September 1, 1994. At a meeting of the Board of Directors of the Fund (the Board), held on February 7, 2000, the Board of Directors approved an amendment to the Fund's Articles of Incorporation to change the Fund name from Prudential Diversified Bond Fund, Inc. to Prudential Total Return Bond Fund, Inc. The Board of Directors has approved changing the name of the Fund to Dryden Total Return Bond Fund, Inc.; this change was effective July 7, 2003. On September 12, 2003, the Fund filed Articles of Amendment and Restatement, thereby restating the Fund's Charter ("Articles of Restatement").

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(a) Classification. The Fund is a diversified, open-end management investment company.

(b) and (c) Investment Strategies, Policies and Risks.

   The Fund's investment objective is total return. The Fund will seek to achieve its objective through a mix of current income and capital appreciation, as determined by the Fund's investment adviser. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money. The Fund will allocate its assets among sectors of the fixed-income securities markets, including U.S. Government securities, mortgage-backed securities, asset-backed securities, corporate debt securities and foreign securities (mainly government), based upon the investment adviser's evaluation of current market and economic conditions. The Fund may invest up to 50% of its investable assets in high-yield debt securities, also known as junk bonds. The Fund has the flexibility to allocate its investments across different sectors of the fixed-income securities markets, in order to seek to reduce some of the risks from negative market movements and interest rate changes in any one sector. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector, subject to the limitations described herein. Under normal circumstances, the Fund will maintain at least 80% of its investable assets in bonds. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year. The term ''investable assets'' in this SAI refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. There can be no assurance that the Fund's objective will be achieved.

   The Fund has no fixed percentage limitations on allocations among sectors of the fixed-income securities markets except that (1) no more than 50% of its investable assets may be invested in noninvestment-grade (Junk) bonds, (2) no more than 45% of its investable assets may be invested in foreign debt securities, including both corporate and government issuers and (3) at least 80% of its investable assets must be invested in bonds under normal circumstances. Although the investment adviser anticipates that investments will be made principally among U.S. Government, mortgage-related, corporate and foreign debt securities sectors, the Fund may also invest in other sectors of the fixed-income markets, including municipal securities and may purchase preferred stock. In addition, the Fund will not invest 25% or more of its total assets in a single industry (other than obligations of the U.S. Government, its agencies or instrumentalities).

   The investment adviser has a team of fixed-income professionals including credit analysts and traders with experience in many sectors of the U.S. and foreign fixed-income securities markets. The investment adviser uses quantitative analyses to evaluate each bond issue considered for the Fund. In selecting portfolio securities, the investment adviser will consider economic conditions and interest rate fundamentals. Within each bond sector, the investment adviser will evaluate individual issues based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk. See "Investment Advisory and Other Services--Manager and Investment Adviser."

Debt Securities

   As described above, under normal circumstances, the Fund will invest at least 80% of its investable assets in bonds.

   The Fund may invest in investment-grade debt securities. The term investment-grade refers to bonds and other debt obligations, rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently

Aaa, Aa, A and Baa for bonds and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or in unrated securities that are of equivalent quality in the opinion of the investment adviser, for example, U.S. Government securities and certain foreign government securities. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment-grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Securities rated Ba and below by Moody's or BB and below by S&P are considered speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher grade bonds. See the "Description of Security Ratings" in the Appendix to the Prospectus.

   The Fund is permitted to invest up to 50% of its investable assets in lower quality bonds (which are known as junk bonds) provided that such securities have a rating of no lower than CCC as determined by at least one NRSRO or, if unrated, are deemed by the investment adviser to be of comparable quality. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may be in default or there may be present elements of danger with respect to repayment of principal or interest. Lower rated debt securities, as well as debt securities with longer maturities, typically provide a higher return and are subject to a greater risk of loss of principal and price volatility than higher rated securities and securities with shorter maturities. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment-Grade (Junk Bonds)" below. The dollar weighted average maturity of the Fund's portfolio will generally range from one to thirty years.

   Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. The Fund does not intend to retain investment-grade securities that are downgraded to junk bond status if 50% or more of its investable assets would be invested in junk bonds.

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the values of bonds held by the Fund will change, causing an increase or decrease in the net asset value of the Fund. Longer-term bonds are generally more sensitive to changes in interest rates than shorter-term bonds. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall. The investment adviser will actively manage the Fund's portfolio maturity according to its interest rate outlook and will engage in various techniques to monitor the Fund's exposure to interest rate risk, including hedging transactions and swaps. See "Risks of Hedging and Return Enhancement Strategies" and "Swap Transactions" below.

Risk Factors Relating to Investing in Debt Securities Rated Below
Investment-Grade (Junk Bonds)

   Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) debt securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of its investment objective may be more dependent on the investment adviser's own credit analysis and rating assignment than is the case for higher quality bonds. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

   The investment adviser will perform its own investment analysis and rating assignment and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio.

   Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.

   Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

   Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

U.S. Government Securities

   The Fund invests in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. U.S. Government securities include zero coupon securities. See "Mortgage-Related Securities" and "Corporate and Other Debt Obligations" below.

   U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.


   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

   Stripped U.S. Government Securities. The Fund may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

   Fixed-income U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling U.S. interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Fund.

   At a time when the Fund has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distribution. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Risks of Options Transactions."

Mortgage-Related Securities


   Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently two basic types of mortgage-related securities: (1) those issued or guaranteed, directly or indirectly, by the U.S. Government, such as Government National Mortgage Association (GNMA) or by one of the U.S. Government's agencies or instrumentalities, such as the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), and (2) those issued or guaranteed privately. Mortgage-related securities that are issued by private issuers without a government guarantee usually have some form of private credit enhancement to ensure timely receipt of payments and to protect against default.


   The Fund may invest in mortgage-related securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, for example, GNMA, FNMA and FHLMC certificates, where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities as discussed above. These guarantees do not extend to the yield or value of the securities of the Fund's shares. See "U.S. Government Securities" above. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The value of these securities is likely to vary inversely with fluctuations in interest rates.

   Mortgage-related securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-related securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

   During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

   The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

   Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities which may be purchased by the Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

   Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium. The opposite is true for pass-throughs purchased at a discount.

   During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium generally will result in capital losses.

   GNMA Certificates. Certificates of Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans;
(4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans);
(8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. The Fund's investment adviser may re-evaluate the Fund's investment objective and policies if any such legislative proposals are adopted.

   FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

   Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

   Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans;
(4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multi-family projects.

   FHLMC Securities. The FHLMC was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

   The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

   GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

   FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the FHLMC Act. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

   FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

   FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

   Adjustable Rate Mortgage Securities.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. ARMS eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

   The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

   There are two main categories of indexes which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

   Collateralized Mortgage Obligations.  A collateralized mortgage obligation
(CMO) is a security issued by a corporation or U.S. Government agency or instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgages or mortgage-backed securities. Payments of principal of and interest on the underlying mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued or guaranteed by the U.S. Government or agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. CMOs may also be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by a U.S. Government agency or instrumentality. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs and Multiclass Pass-Through Securities.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

   In reliance on a Securities and Exchange Commission (Commission) interpretation, the Fund's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitation of the Investment Company Act of 1940, as amended (Investment Company Act or the 1940 Act), on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its total assets in all such entities, may not have invested more than 5% of its total assets in any single such entity and may not acquire more than 3% of the voting securities of any single such entity.

   The underlying mortgages which collateralize the CMOs and REMICs in which the Fund invests may have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

   The Fund will invest in both ARMs which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed Rate Mortgage Securities
(FRMs), which are collateralized by fixed rate mortgages.

   Stripped Mortgage-Backed Securities. The Fund may also invest in mortgage-backed security strips (MBS strips) (1) issued by the U.S. Government or its agencies or instrumentalities or (2) issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing (derivative multiclass mortgage securities). MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.

Private Mortgage Pass-Through Securities

   Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Corporate and other Debt Obligations

   Zero Coupon Bonds, Deferred Payment and Pay-In-Kind Securities. The Fund may invest in corporate and other debt obligations of domestic and foreign issuers including zero coupon bonds, deferred payment and pay-in-kind (PIK) securities. Zero coupon bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon securities do not require the periodic payment of interest. While interest payments are not made on such securities, holders of such securities are deemed to have received annually income (phantom income) notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund. Zero coupon securities include both corporate and U.S. and foreign government securities.

   Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Pay-in-kind securities have their interest payable upon maturity by delivery of additional securities. Certain debt securities are subject to call provisions. Zero coupon, deferred payment and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular interest payment periods.

   In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

Adjustable and Floating Rate Securities

   The Fund is permitted to invest in adjustable rate or floating rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon rate reset to market rates.

Asset-Backed Securities

   The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, home equity loans, student loans, and residential mortgages as well as a pool of securities, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Unlike mortgage-backed securities, asset-backed securities do not have the benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality. The Fund is permitted to invest up to 35% of its investable assets in asset-backed securities.

   Included in the 35% limitation with respect to asset-backed securities, the Fund is permitted to invest up to 15% of its investable assets in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see "Description of the Fund, Its Investments and Risks--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" for risks associated with junk bonds and "Description of the Fund, Its Investments and Risks--Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities" for risks associated with asset-backed securities in general).

   Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-back securities is the potential loss of principal associated with losses on the underlying bonds.

   For a description of the risks of investing in asset-backed securities, see "Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities" below.

   Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips that are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

   In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P.

   Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

   During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short-or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

   Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. With respect to credit-related asset-backed securities, a major risk factor is the potential of loss of principal associated with the losses on the underlying bonds. Credit-related asset-backed securities are also subject to interest rate and prepayment risks. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

Convertible Securities

   The Fund may invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into common stock. A convertible security is generally a corporate bond (or convertible preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. A warrant entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

   Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. Equity securities have a subordinate claim on an issuer's assets as compared with fixed-income securities. As a result, the values of equity securities generally are more dependent on the financial condition of the issuer and less dependent on fluctuations in interest rates than are the values of many debt securities. The Fund may from time to time hold common stock received upon the conversion of a convertible security. The Fund does not intend to retain the common stock in its portfolio and will sell it as soon as reasonably practicable. Convertible securities also include convertible preferred stock. The Fund has no fixed percentage limitations on its investment in convertible securities except as otherwise stated herein.

   In general, the market value of a convertible security is at least the higher of its investment value (that is, its value as a fixed-income security) or its conversion value (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Municipal Securities

   The Fund may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The Fund may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.

   Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market. Under normal market conditions, the Fund intends to invest no more than 5% of its net assets in municipal securities.

   Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

   The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.

   Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

   The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Municipal Securities; Inverse Floaters" below.

   Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes may include:

   1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

   3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

   Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

   Floating Rate and Variable Rate Municipal Securities; Inverse Floaters. The Fund is permitted to invest in floating rate and variable rate municipal securities, including participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

   An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

Foreign Debt Securities

   The Fund is permitted to invest up to 45% of its investable assets in foreign debt securities, including securities of corporate issuers and foreign government securities. See "Risk Factors and Special Considerations of Investing in Foreign Securities" below. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Governmental Entities) denominated in U.S. dollars or foreign currencies. A supranational entity is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental entities issuers include, among others, the provinces of Canada. Foreign government securities also include debt securities of Government Entities denominated in European Currency Units (ECU). An ECU represents specified amounts of the currencies of certain of the member states of the European Economic Community. Foreign

Government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities and Brady Bonds, which are long-term bonds issued by Governmental Entities in developing countries as part of a restructuring of their commercial bank loans.

Risk Factors and Special Considerations of Investing in Foreign Securities

   Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, the seizure or nationalization of foreign deposits, and the risk of foreign currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation and diplomatic development, which could affect investment. In many instances such foreign fixed income securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. These investments, however, may be less liquid than securities of U.S. issuers . Finally in the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

   Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign debt securities may be greater with respect to investments in developing countries.

   Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign transaction costs are generally higher than in the United States. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

   If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

   The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

   To mitigate against foreign market risk, the investment adviser intends to invest the non-U.S. dollar denominated portion of the portfolio primarily in government securities of developed nations and highly liquid corporate issues and in options and futures thereon.

Special Considerations of Investing in Euro-Denominated Securities

   Beginning July 1, 2002, the euro became the sole legal tender of the participating member states of the European Monetary Union.

   The adoption by the participating member states of the euro has eliminated the substantial currency risk among the participating member states that formerly used a currency unique to each member and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent that the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

   The medium- to long-term impact of the introduction of the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in the behavior of investors, which would affect the Fund's investments.

   Brady Bonds. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

   Brady Bonds do not have a long payment history. They may be collateralized or uncollateralized, are issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

   Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

   Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

   Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds and therefore are to be viewed as speculative. In addition, in the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

   Investment in sovereign debt can involve a high degree of risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest which are due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

   The Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

   The Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) it is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) it derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

   In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Collateralized Debt Obligations (CDOs)

   The Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.

   The portfolio underlying the CDO security is subject to investment guidelines. However, the Fund cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund.

   In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

   The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Credit-Linked Securities

   The Fund may invest up to 15% of its investable assets in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

   Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

   Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

   The market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

   The collateral for a credit-linked security is one or more credit default swaps, which are subject to additional risks. See "Description of the Fund, Its Investments and Risks--Swap Transactions" for a description of additional risks associated with credit default swaps.

Money Market Instruments

   The Fund may invest in money market instruments, including commercial paper of domestic and foreign companies, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and foreign government securities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Risk Management and Return Enhancement Strategies

   The Fund may engage in various strategies, including using derivatives to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, forward foreign currency exchange contracts (which are also known as, and referred to in the prospectus as foreign currency forward contracts), interest rate swaps, total return swaps, index swaps, credit default swaps, options on swaps, futures contracts, and options on futures contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

Options on Securities

   The Fund may purchase and write (that is, sell) put and call options to attempt to enhance return or to hedge the Fund's portfolio. The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indexes of prices thereof, other financial indexes and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options) including OTC options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price") or, depending on the terms of the option contract, to receive a specified amount of cash. By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

   The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

   The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

   The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

   The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

   The Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

   The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

   Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchase. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors of the Fund will approve a list of dealers with which the Fund may engage in OTC options.

   When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers who agree to, and who are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option.

   OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to cover OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Fund may write only covered options. An option is covered if, in the case of a call option written by the Fund, the Fund (i) owns the underlying securities subject to the option, (ii) owns an option to purchase the underlying securities having a strike price equal to or less than the strike price of the call option written and an expiration date not earlier than the expiration date of the call option written or (iii) maintains with its custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities. With respect to a put written by the Fund, the put would be covered if the Fund segregated cash or liquid assets equivalent to the amount, if any, the put is in-the-money. The Fund may also write straddles (that is, a combination of a call and a put written on the same security at the same strike price). In such cases the same segregated collateral is considered cover for both the put and the call, and the Fund will also segregate or deposit cash or liquid assets equivalent to the amount, if any, by which the put is in-the-money.

   Options on Securities Indexes. The Fund also may purchase and write call and put options on securities indexes for credit enhancement or in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

   When the Fund writes an option on a securities index, it will be required to deposit, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

   Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

   Options on GNMA Certificates. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

   Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as cover to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

   A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

Futures Contracts

   A futures contract that provides for cash settlement obligates the party to the contract to deliver to the other party to the contract cash equal to a specific dollar amount times the difference between the value of the underlying fixed-income security or index at the time of settlement or offset of the contract and the price at which the agreement is made. A futures contract that provides for physical settlement obligates the party to the contract to deliver to the other party to the contract the underlying fixed-income security in exchange for the price at which the agreement is made. Although some interest rate futures contracts call for actual delivery or acceptance of debt securities at settlement, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. As a purchaser of a futures contract, the Fund incurs an obligation to acquire a specified amount of the obligations underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, aggregates of debt securities, financial indexes, foreign currencies or composite foreign currencies (such as the European Currency Unit) and U.S. Government securities, including futures contracts or options linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See "Risks of Options Transactions" below.

   The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, that the price of the Fund's portfolio securities may fall, then the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell futures contracts also to attempt to enhance return. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   A Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract it is initially required to deposit, in a segregated account performing the transaction, an initial margin of cash or liquid assets equal to a percentage of the contract amount, as determined from time to time by the Exchange on which the futures contract is traded. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract assuming all contractual obligations have been satisfied. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained for that purpose, of cash or liquid assets, called variation margin, in the name of the broker, which are reflective of price fluctuations in the futures contract.

Futures Contracts on 10-Year Interest Rate Swaps (Swap Futures)

   Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the
H. 15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

   The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semi-annual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

   The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC Market that are so-called "par" swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of 10-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, a Fund could experience delays and/or losses associated with the bankruptcy of a broker through which a Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described below.

   The Fund may invest in Swap Futures for hedging purposes only.

Options on Futures Contracts

   The Fund may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right but not the obligation (in return for the premium paid), and gives the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund may only write covered put and call options on futures contracts. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option and having an expiration date not earlier than the expiration date of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option). There is no limitation on the amount of the Fund's assets that can be placed in the segregated account.

   The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

   The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

   Limitations on Purchase and Sale. The Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission ("CFTC") Rule 1.3 (z)):

   (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or

  (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into.

   No Commodity Pool Operator Registration or Regulation. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Swap Transactions

   The Fund may enter into swap transactions, including but not limited to, interest rate, index, credit default and total return swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Investments in credit default, total return, index swaps and swap options are limited to 15% of the Fund's investable assets.

   Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

   Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

   To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

   For purposes of applying the Fund's investment policies and restrictions (as stated in the prospectus and SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

   Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

   The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

   Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

   Interest Rate Swap Transactions. The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

   The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

   The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

   The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

   Credit Default Swap Transactions. The Fund may enter into credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation even if the reference obligation has little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

   The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

   Total Return & Index Swaps.   The Fund may enter into total return and index
swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the three-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

   Swap Option Agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

   For additional risks related to Swap Transactions, see "Risks of Hedging and Return Enhancement Strategies".

Risks of Hedging and Return Enhancement Strategies

   Participation in the swap, options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of swaps, options on swaps, options, foreign currency and futures contracts and options on futures contracts include (but are not limited to) (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of swaps, options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions. See "Swap Transactions" for additional risks associated with swap transactions.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of a hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

   The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

   The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   Pursuant to the requirements of the CEA, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting future contracts can be sold.

   Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

   If the Fund maintains a short position in a futures contract, it will cover this position by segregating, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered with an offsetting position such as owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established. If the Fund holds a long position in a futures contract, it will segregate cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Fund could cover its long position with an offsetting position such as purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures potions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

Risks of Transactions in Options on Futures Contracts

   In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a futures contract would result in a loss to the Fund when the sale of a futures contract would not result in a loss, such as when there is no movement in the price of the debt or index underlying the futures contract (or currencies).

   An option position may be closed out only on an exchange which provides a market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time, and for some options, no market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

   Reasons for the absence of a liquid market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that exchange in options (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

   There is no assurance that higher than anticipated trading activity or other unforseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Risks of Options Transactions

   An exchange-traded option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. If the Fund writes an option that is covered by segregated assets that are not the securities the subject of the option transaction, the Fund assumes the risk of loss in the amount by which the aggregate market price of the securities exceeds the aggregate exercise price of the option.

   Compared to the purchase or sale of financial futures, the purchase of put options on financial futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the Fund when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

   Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or clearinghouse, such as the Options Clearing Corporation (the OCC) to handle current trading volume; or (f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Risks of Options on Foreign Currencies

   Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Investment Risks--Foreign Debt Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks Related to Forward Foreign Currency Exchange Contracts

   The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund will place cash or other liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract (less the value of the covering positions, if any). The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

   The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency- denominated securities. Also, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Reverse Repurchase Agreements and Dollar Rolls

   Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

   The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchases (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.

   The Fund will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Repurchase Agreements

   The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

   The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. The Fund's repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

   The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

When-Issued and Delayed Delivery Securities

   From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and to facilitate such acquisitions the Fund will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than such commitments. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's NAV. If the Fund chooses to dispose of the right to acquire a when-issued security prior to this acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

Short Sales

   The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregate cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Fund owns an equal amount of the securities sold short or securities, convertible into or exchangable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to short sales other than short sales against-the-box.

   The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gains will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. For federal income tax purposes, a short sale against the box of an appreciated position will be treated as a sale of the appreciated position, thus generating gain, by the Fund.

Bank Debt

   The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations).

   Participations differ from the public and private debt securities typically held by the Fund. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payment of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Investments in Participations otherwise bear risks common to investing in debt instruments which the Fund is currently authorized to purchase, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal, if scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (that is, the Lender) interposed between the Fund and the borrower. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the Fund may have difficulty disposing of Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations also may make it more difficult for the Fund to assign a value to those securities when valuing the Fund's securities and calculating its net asset value.


Securities Lending



   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.


   A loan may be terminated by the Fund at any time without cause. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

   The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may also borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.


   Borrowing for investment purposes is generally known as "leveraging." If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund. The net asset value of the Fund's Shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.


   Current law prohibits a mutual fund from borrowing other than from banks. The Fund (and other JennisonDryden or Strategic Partners mutual funds) has, however, applied to, and received from, the Commission an exemption from this prohibition on interfund borrowing and an exemption to allow the Fund to engage in interfund lending. Subject to the conditions in the exemptive order issued by the Commission, the Fund is allowed to borrow from, and lend to, other JennisonDryden or Strategic Partners mutual funds participating in the interfund lending program. If the Fund is a borrowing fund in a transaction, there is a risk that the Fund's loan may be recalled on one day's notice and the Fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another JennisonDryden or Strategic Partners mutual fund. If the Fund is a lending fund in a transaction, the Fund can experience a delay in obtaining prompt repayment of a loan and such delay could cause the Fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. A lending fund would not necessarily receive collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan.

Illiquid Securities

   The Fund may not hold more than 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, or other illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale either within or outside of the United States. The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Directors.

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

   Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act and securities with contractual restrictions, commercial paper and municipal lease obligations that have a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations (NRSROs) in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics);
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

   The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as cover for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as cover as liquid.

Securities of Other Investment Companies

   The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in its investment restrictions. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. In addition, the Fund may purchase shares of affiliated investment companies in amounts up to 25% of its total assets. Notwithstanding the foregoing, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the Jennison Dryden Asset Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest. See "Investment Restrictions."

(d) Temporary Defensive Strategy and Short-Term Investments

   In response to adverse market, economic or political conditions, the Fund may temporarily invest up to 100% of the Fund's assets in cash, money market instruments, or repurchase agreements. The Fund may also invest in Investment Funds. Investing heavily in these securities is not consistent with the Fund's investment objective and limits the Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets.

(e) Portfolio Turnover


   As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. For the fiscal years ended
December 31, 2004 and 2003, the Fund's portfolio turnover rate was     % and
707% respectively. [The Fund's portfolio turnover rate for both years resulted primarily from the Fund's active engagement in mortgage dollar rolls. The turnover rate also resulted from active management of the Fund, which included a variety of strategies such as relative value trading across sectors, sub-sectors and securities, as well as tactical duration and yield curve positioning.] The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.


Segregated Assets

   When the Fund is required to segregate assets in connection with certain portfolio transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such transactions may involve, among other transactions, dollar rolls, reverse repurchase agreements, when-issued and delayed-delivery securities, futures contracts, forward foreign currency exchange contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

                            INVESTMENT RESTRICTIONS

   The Fund has adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

   The Fund may not:

   1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

   2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities.

   6. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


   7. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.


   For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

   For purposes of Investment Restriction 2, under the 1940 Act, the Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.


   For purposes of Investment Restriction 7, the Fund will currently lend up to 33 1/3% of the value of its total assets.


   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

   Although not fundamental, the Fund has the following additional investment restrictions.

   The Fund may not:

   1. Make investments for the purpose of exercising control or management.


   2. Invest in securities of other investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission. (Currently, under the 1940 Act, the Fund may invest in securities of other investment companies subject to the following limitations: the Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies.) The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund. In addition, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest.

                            MANAGEMENT OF THE FUND

   Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

                             Independent Directors


                                                                                                      Number of
                                                                                                    Portfolios in
                                       Term of Office***                                            Fund Complex+
Name, Address**               Position   and Length of             Principal Occupations             Overseen by
and Age                      with Fund    Time Served               During Past 5 Years               Director
---------------              --------- -----------------           ---------------------            -------------

David E. A. Carson (70)      Director     Since 2003     Director (January 2000-May 2000),                97
                                                         Chairman (January 1999-December 1999),
                                                         Chairman and Chief Executive Officer
                                                         (January 1998-December 1998) and
                                                         President, Chairman and Chief Executive
                                                         Officer of People's Bank (1983-1997).

Robert E. La Blanc (70)      Director     Since 2003     President (since 1981) of                       100
                                                         Robert E. La Blanc Associates, Inc.
                                                         (telecommunications); formerly General
                                                         Partner at Salomon Brothers and Vice-
                                                         Chairman of Continental Telecom; Trustee
                                                         of Manhattan College.












Douglas H. McCorkindale (65) Director     Since 2003     Chairman (since February 2001), Chief            93
                                                         Executive Officer (since June 2000) and
                                                         President (since September 1997) of
                                                         Gannett Co. Inc. (publishing and media);
                                                         formerly Vice Chairman (March 1984-May
                                                         2000) of Gannett Co. Inc.





Richard A. Redeker (61)      Director     Since 1993     Management Consultant; Director of               94
                                                         Invesmart, Inc. (since 2001) and Director
                                                         of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (65)          Chairman     Since 2003     Chairman of the Board (since January             99
                             and                         2003) of Publishers Clearing House (direct
                             Director                    marketing); formerly Chairman and Chief
                                                         Executive Officer (August 1996-January
                                                         2003) of Publishers Clearing House.




                                      Other
Name, Address**                Directorships Held
and Age                        by the Director****
---------------                -------------------

David E. A. Carson (70)      Director of United
                             Illuminating and UIL
                             Holdings. (utility
                             company), since 1993.



Robert E. La Blanc (70)      Director of Chartered
                             Semiconductor
                             Manufacturing, Ltd.
                             (since 1998); Titan
                             Corporation
                             (electronics) (since
                             1995); Computer
                             Associates
                             International, Inc.
                             (since 2002) (software
                             company); FiberNet
                             Telecom Group, Inc.
                             (since 2003) (telecom
                             company); Director
                             (since April 1999) of
                             the High Yield Plus
                             Fund, Inc.

Douglas H. McCorkindale (65) Director of Gannett Co.,
                             Inc.; Director of
                             Continental Airlines,
                             Inc. (since May 1993);
                             Director of Lockheed
                             Martin Corp. (since May
                             2001) (aerospace and
                             defense); Director of
                             High Yield Plus Fund,
                             Inc. (since 1996).

Richard A. Redeker (61)                 --



Robin B. Smith (65)          Director of BellSouth
                             Corporation (since
                             1992).



                             Interested Directors



                                                                                                     Number of
                                                                                                   Portfolios in
                                      Term of Office***                                            Fund Complex+
Name, Address**         Position        and Length of             Principal Occupations             Overseen by
and Age                with Fund         Time Served              During Past Five Years             Director
---------------        ---------      -----------------           ----------------------           -------------

Stephen D. Stoneburn   Director        Since 2003       President and Chief Executive Officer            97
 (61)                                                   (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company); formerly
                                                        President (June 1995-June 1996) of Argus
                                                        Integrated Media, Inc.; Senior Vice
                                                        President and Managing Director (January
                                                        1993-1995) of Cowles Business Media and
                                                        Senior Vice President of Fairchild
                                                        Publications, Inc. (1975-1989).

Clay T. Whitehead (65) Director        Since 2003       President (since 1983) of National               98
                                                        Exchange Inc. (new business development
                                                        firm).

                                                          Interested Directors

Judy A. Rice (56)*     President and   Director since   President, Chief Executive Officer, Chief       101
                       Director        2000 and         Operating Officer and Officer-in-Charge
                                       President since  (since 2003) of PI; Director, Officer-in-
                                       2003             Charge, President, Chief Executive Officer
                                                        and Chief Operating Officer (since May
                                                        2003) of American Skandia Advisory
                                                        Services, Inc. and American Skandia
                                                        Investment Services, Inc.; Director,
                                                        Officer-in-Charge, President, Chief
                                                        Executive Officer (since May 2003) of
                                                        American Skandia Fund Services, Inc.; Vice
                                                        President (since February 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS), President, Chief
                                                        Executive Officer and Officer-in-Charge
                                                        (since April 2003) of Prudential Mutual
                                                        Fund Services LLC (PMFS); formerly
                                                        various positions to Senior Vice President
                                                        (1992-1999) of Prudential Securities; and
                                                        various positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute.

Robert F. Gunia (58)*  Vice President  Since 1996       Chief Administrative Officer (since June        175
                       and Director                     1999) of PI; Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of PIMS;
                                                        Corporate Vice President (since September
                                                        1997) of The Prudential Insurance
                                                        Company of America; Director, Executive
                                                        Vice President and Chief Administrative
                                                        Officer (since May 2003) of American
                                                        Skandia Investment Services, Inc.,
                                                        American Skandia Advisory Services, Inc.,
                                                        and American Skandia Fund Services, Inc.;
                                                        Executive Vice President (since March
                                                        1999) and Treasurer (since May 2000) of
                                                        PMFS; formerly Senior Vice President
                                                        (March 1987-May 1999) of Prudential
                                                        Securities.




                                Other
Name, Address**          Directorships Held
and Age                  by the Director****
---------------          -------------------

Stephen D. Stoneburn              --
 (61)








Clay T. Whitehead (65) Director (since 2000) of
                       the High Yield Plus
                       Fund, Inc.

                                                          Interested Directors

Judy A. Rice (56)*                --























Robert F. Gunia (58)*  Vice President and
                       Director (since May
                       1989) and Treasurer
                       (since 1999) of The
                       Asia Pacific Fund, Inc.













   Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers


                                   Term of Office***
Name, Address**        Position    and Length of
and Age                with Fund   Time Served       Principal Occupations During Past 5 Years
-------                ---------   ----------------- -----------------------------------------
William V. Healey (51) Chief Legal    Since 2004     Vice President and Associate General Counsel (since 1998) of
                       Officer                       Prudential; Executive Vice President and Chief Legal Officer (since
                                                     February 1999) of Prudential Investments LLC; Senior Vice
                                                     President, Chief Legal Officer and Secretary (since December 1998)
                                                     of Prudential Investment Management Services LLC; Executive Vice
                                                     President and Chief Legal Officer (since February 1999) of
                                                     Prudential Mutual Fund Services LLC; Vice President and Secretary
                                                     (since October 1998) of Prudential Investment Management, Inc.;
                                                     Executive Vice President and Chief Legal Officer (since May 2003)
                                                     of American Skandia Investment Services, Inc., and American Skandia
                                                     Fund Services, Inc. and American Skandia Advisory Services, Inc.;
                                                     Director (June 1999-June 2002 and June 2003-present) of ICI Mutual
                                                     Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank,
                                                     N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since
                                                     June 2004) of The Asia Pacific Fund, Inc.

Grace C. Torres (45)   Treasurer      Since 1995     Senior Vice President (since January 2000) of PI; Senior Vice
                       and                           President and Assistant Treasurer (since May 2003) of American
                       Principal                     Skandia Investment Services, Inc. and American Skandia Advisory
                       Financial                     Services, Inc.; formerly First Vice President (December
                       and                           1996-January 2000) of PI and First Vice President (March 1993-May
                       Accounting                    1999) of Prudential Securities.
                       Officer

Deborah A. Docs (46)   Secretary      Since 1996     Vice President and Corporate Counsel (since January 2001) of
                                                     Prudential; Vice President and Assistant Secretary (since December
                                                     1996) of PI; Vice President and Assistant Secretary (since May
                                                     2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46) Assistant      Since 2004     Vice President and Corporate Counsel (since August 1998) of
                       Secretary                     Prudential; Vice President and Assistant Secretary (since May 2003)
                                                     of American Skandia Investment Services, Inc. and American Skandia
                                                     Fund Services Inc.

Maryanne Ryan (40)     Anti-Money     Since 2002     Vice President, Prudential (since November 1998); First Vice
                       Laundering                    President, Prudential Securities (March 1997-May 1998); Anti-Money
                       Compliance                    Laundering Compliance Officer (since May 2003) of American Skandia
                       Officer                       Investment Services, Inc., American Skandia Advisory Services, Inc.
                                                     and American Skandia Marketing, Inc.

Lee D. Augsburger (45) Chief          Since 2004     Vice President and Chief Compliance Officer (since May 2003) of PI;
                       Compliance                    Vice President and Chief Compliance Officer (since October 2000) of
                       Officer                       Prudential Investment Management, Inc.; formerly Vice President and
                                                     Chief Legal Officer-Annuities (August 1999-October 2000) of
                                                     Prudential Insurance Company of America; Vice President and
                                                     Corporate Counsel (November 1997-August 1999) of Prudential
                                                     Insurance Company of America.

----------
+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).
**  Unless otherwise noted, the address of the Directors and Officers is c/o:
    Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
*** There is no set term of office for Directors and Officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Director and/or Officer.
**** This column includes only directorships of companies required to register, or file report(s) with the SEC under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Maryland law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Management Agreement and Articles of Restatement, the

Board may contract for advisory and management services for the Fund. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

   Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.


   The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.





                           Standing Board Committees



   The Board has established three standing committees in connection with the governance of the Fund-Audit, Nominating and Governance, and Valuation.



   Audit Committee.  The Audit Committee consists of the following Independent
Directors: Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met four times during the fiscal year ended December 31, 2004.



   Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act.



   The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2004. The Nominating and Governance Committee Charter is available on the Funds' website at www.jennisondryden.com.



   Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee.



   In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversify of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.



   A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Total Return Bond Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:



  . the name, address, and business, educational, and/or other pertinent background of the person being recommended;

  . a statement concerning whether the person is an "interested person" as defined in the 1940 Act;



  . any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and



  . the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.



   The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.



   Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person."



   Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.





   Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of each Fund's portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Fund officer availability. The Valuation Committee did not meet during the fiscal year ended December 31, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.



                   Shareholder Communications with Directors



   Shareholders of the Funds can communicate directly with Board of Directors by writing to the Chair of the Board, Dryden Total Return Bond Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden Total Return Bond Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.


                                 Compensation

   Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

   The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

   Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


   The Fund has no retirement or pension plan for its Directors.

   The following table sets forth the aggregate compensation paid by the Fund to the Independent Directors/1/ for the fiscal year ended December 31, 2004 and the aggregate compensation paid to the Independent Directors for service on the Fund's Board and the boards of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.


                              Compensation Table


                                                                                              Total 2004/3/
                                          Aggregate       Pension or                          Compensation
                                         Fiscal Year  Retirement Benefits    Estimated        From Fund and
                                         Compensation Accrued as Part of  Annual Benefits Fund Complex Paid to
Name of Director                          From Fund      Fund Expenses    Upon Retirement Independent Directors
----------------                         ------------ ------------------- --------------- ---------------------
David E.A. Carson.......................      $              None              None                 $
Robert E. La Blanc......................      $              None              None                 $
Douglas H. McCorkindale/2/..............      $              None              None                 $
Richard A Redeker.......................      $              None              None                 $
Robin B. Smith/2/.......................      $              None              None                 $
Stephen D. Stoneburn....................      $              None              None                 $
Nancy H. Teeters/4/.....................      $              None              None                 $
Clay T. Whitehead.......................      $              None              None                 $

----------

/1/ Interested Directors and Officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the compensation Table.


/2/ Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of Mr. McCorkindale and Ms. Smith, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2004, the total amount of
     compensation for the year amounted to $         and $       for Mr.
     McCorkindale and $       for Ms. Smith.


/3/ Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2004, the Fund Complex consisted of 179 portfolios and 48 funds.




/4/  Effective April 23, 2003, Nancy H. Teeters became a Director Emeritus.





   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004.


                        Director Share Ownership Table

                             Independent Directors


                                                     Aggregate Dollar Range of
                                                     Equity Securities in All
                                  Dollar Range of      Registered Investment
                                Equity Securities in   Companies Overseen By
 Name of Director                     the Fund       Director in Fund Complex
 ----------------               -------------------- -------------------------
 David E.A. Carson.............          --                over $100,000
 Robert E. La Blanc............          --                over $100,000
 Douglas H. McCorkindale.......          --                over $100,000
 Richard A. Redeker............          --                over $100,000
 Robin B. Smith................          --                over $100,000
 Stephen D. Stoneburn..........          --                over $100,000
 Clay T. Whitehead.............          --                over $100,000

                             Interested Directors

                                                     Aggregate Dollar Range of
                                                     Equity Securities in All
                                  Dollar Range of      Registered Investment
                                Equity Securities in   Companies Overseen By
 Name of Director                     the Fund       Director in Fund Complex
 ----------------               -------------------- -------------------------
 Robert F. Gunia...............          --                over $100,000
 Judy A. Rice..................          --                over $100,000


   None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund as of December 31, 2004.


   Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without an initial sales charge or contingent deferred sales charge.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   As of             , the Directors and Officers of the Fund, as a group,
beneficially owned less than 1% of each class of the outstanding shares of the Fund. As of such date, there were no beneficial owners of more than 5% of any class of shares of the Fund.



   As of             , the only beneficial owners, directly or indirectly, of
more than 5% of any class of shares of the outstanding common stock of the Fund were:



   As of             , Wachovia Securities LLC (Wachovia Securities) was the
record holder for other beneficial owners of     % of the Fund. In the event of
any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.


                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser


   The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies,
with aggregate assets of approximately $   billion.


   PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

   Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts.

   PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

   In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:


   (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;


   (b) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

   (c) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser
(collectively, the Subadvisory Agreements).


   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager; (b) the fees and expenses of Independent Directors who are not affiliated with PI or the Fund's investment advisers; (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent registered public accounting firm; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund; (i) the cost of fidelity and directors and officers and errors and ommissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution and service (12b-1) fees.



   The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Fund, by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.



   For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, respectively, PI received management fees of approximately
$1,818,120, $1,983,421 and $       respectively.



   PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. As discussed in the Prospectus, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses it incurred in furnishing those services. The Subadviser is paid by PI at an annual rate of ..25 of 1.00% of the Fund's average daily net assets representing half of the compensation received from the Fund by PI. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, PI paid PIM approximately,
$      , $909,000, $992,000, and $       respectively, for its investment
advisory services to the Fund.



   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


(b) Matters Considered by the Board


   The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors, on May 25, 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.


   With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, three, five, and ten years, as applicable. Although the Fund's performance has lagged, the Board noted that the Adviser provided reasonable explanations for the disappointing performance and discussed the steps it was taking to address them. The Board considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services.

   With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. The Board also considered that the Fund fee structure provides for a reduction of payments resulting from economies of scale. The Board also considered the contractual limits on Fund expenses undertaken by the Manager. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

   PIM's Fixed Income Group includes the following sector teams which may contribute towards security selection. Assets under management are as of December 31, 2004.


                                  Corporates


Assets Under Management: $   billion


Team Leader: Steven Kellner, CFA. General Investment Experience:    years.


Portfolio Managers/Traders:   . Average General Investment Experience:
years, which includes team members with significant mutual fund experience.

Sector: US investment grade corporate securities.
Investment Strategy: Focus on identifying spread, credit quality, and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                 US Liquidity


Assets Under Management: $   billion.


Team Leader: Peter Cordrey. General Investment Experience:    years.


Portfolio Managers/Traders:   . Average General Investment Experience:
years, which includes team members with significant mutual fund experience.

Sector: US government and mortgage-backed securities.
Investment Strategy: Focus is on high quality, liquidity, and controlled risk.

                               Non-US Securities


Assets Under Management: $   million.


Team Leader: Michael Goosay. General Investment Experience:    years.


Portfolio Managers/Traders:   . Average General Investment Experience:
years, which includes team members with significant mutual fund experience.

Sector: Non-US government and corporate securities.
Investment Strategy: Focus on identifying spread, credit quality, currency, and liquidity trends to capitalize on changing opportunities in the global market. Ultimately, they seek the highest expected return with the least risk.

                                  High Yield


Assets Under Management: $   billion.


Team Leader: Paul Appleby, CFA. General Investment Experience:    years.


Portfolio Managers/Traders:   . Average General Investment Experience:
years, which includes team members with significant mutual fund experience.

Sector: Below-investment-grade corporate securities.
Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The team uses a relative value approach.

                               Emerging Markets


Assets Under Management: $   billion.


Team Leaders: David Bessey. General Investment Experience:    years.


Portfolio Managers/Traders:   . Average General Investment Experience:
years, which includes team members with significant mutual fund experience.

Sector: Government and corporate securities of foreign issuers.
Investment Strategy: Focus is on active research-based approach, with value added through country, sector and security selection, including tactical rotation between corporate and sovereign securities.

                                 Money Markets


Assets Under Management: $   billion.


Team Leader: Joseph Tully. General Investment Experience:    years.


Portfolio Managers/Traders:   . Average General Investment Experience:    years.

Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.
Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

  Code of Ethics

   The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about a funds' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

  Description of Proxy Voting Policies and Recordkeeping Procedures

   The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorized PI to delegate, in whole or in part, its proxy voting authority to its investment advisers (currently, PIM) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

   PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and PI or its affiliates.

   PI delegates to PIM the responsibility for voting the Fund's proxies. PIM is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written polices that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of PIM or its affiliates. PI and the Board expect that PIM will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that PIM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission.


   A summary of the proxy voting policies of PIM is set forth in Appendix II of this SAI.



   Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 225-1852 or by visiting the Commission's website, http://www.sec.gov.


(b) Principal Underwriter, Distributor and Rule 12b-1 Plans

   Prudential Investment Management Services LLC (PIMS or the Distributor), Three Gateway Center, 14th Floor, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. See "How the Fund is Managed--Distributor" in the Prospectus.


   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act and a separate distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


   The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. For the fiscal year ending December 31, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares.



   For the fiscal year ended December 31, 2004, the Distributor received
payments of approximately $       under the Class A Plan and spent
approximately $       in distributing the Fund's Class A shares. The amount was
primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the same period, the Distributor
also received approximately $       in initial sales charges attributable to
Class A shares.



   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. For the fiscal year ending December 31, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of Class C shares.



   Class B Plan.  For the fiscal year ended December 31, 2004, the Distributor
received approximately $         from the Fund under the Class B Plan and
collectively spent approximately $         in distributing the Fund's Class B
shares. It is estimated that of the latter amount approximately   % ($     )
was spent on printing and mailing of prospectuses to other than current
shareholders;      % ($       ) was spent on compensation to Pruco Securities,
LLC, an affiliated broker-dealer (Pruco), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it
for distribution of Fund shares;      % ($       ) on the aggregate of (i)
payments of commission and account servicing fees to financial advisers      %
($       ) and (ii) an allocation of overhead and other branch office
distribution-related expenses      % ($       ). The term "overhead and other
branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2004, the Distributor received
approximately $       , in contingent deferred sales charges (CDSCs) with
respect to Class B shares.



   Class C Plan.  For the fiscal year ended December 31, 2004, the Distributor
received approximately $       , from the Fund under the Class C Plan and spent
approximately $        in distributing the Fund's Class C shares. It is
estimated that of the latter amount approximately   % ($    ) was spent on
printing and mailing of prospectuses to other than current shareholders;     %
($     ) on compensation to Pruco, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund
shares;      % ($       ) on the aggregate of (i) payments of commission and
account servicing fees to financial advisers (     % or $      ) and (ii) an
allocation of overhead and other branch office distribution-related expenses
(     % or $      ).

   For the fiscal year ended December 31, 2004, the Distributor received
approximately $       in CDSCs with respect to Class C shares. For the fiscal
year ended December 31, 2004, the Distributor also received approximately
$       in initial sales charges with respect to Class C shares.


                                *      *      *

   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Independent Directors who have no direct or indirect financial interest in the Class A, B or C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

   Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

Fee Waivers/Subsidies


   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for Class A and C shares, respectively for the fiscal year ending December 31, 2005. Fee waivers and subsidies will increase the Fund's total return.


NASD Maximum Sales Charge Rule

   Pursuant to rules of the National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) Other Service Providers

   State Street Bank and Trust Company (State Street), One Heritage Drive,
North Quincy, MA 02171, serves as custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

   Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly-owned subsidiary of PIFM Holdco Inc., the parent of PI, the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended December 31, 2004, the Fund incurred
expenses of approximately $         for the services of PMFS.





   KPMG LLP, 757 Third Avenue, New York, NY 10017, serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's financial statements. Other accountants previously served as the independent registered public accounting firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on November 18, 2003.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES


   The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager and the Subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.


   The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the investment adviser. The Fund does not normally incur any brokerage commission expense on its portfolio transactions although broker-dealers may receive negotiated brokerage commissions on certain portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).

   The securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or any affiliate in any transaction in which the Distributor or any affiliate acts as principal. Thus, it will not deal with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.


   Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


   In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to offer each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Wachovia Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Wachovia Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

   Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Each affiliated broker-dealer must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon it by applicable law.


   During the fiscal years ended December 31, 2002, 2003 and 2004, the Fund
paid approximately $33,800, $26,800 and $         respectively in brokerage
commissions. During these periods, the Fund did not pay any brokerage commissions to any of the Fund's affiliates, including Wachovia Securities.



   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their
parents at December 31, 2004. As of December 31, 2004, the Fund held $        .



                       DISCLOSURE OF PORTFOLIO HOLDINGS



   The Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Fund's portfolio holdings as of the fiscal quarter-end are reported to the SEC and posted to the Fund's website within 60 days after the end of the Fund's first and third fiscal quarters. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month. These postings can be located at www.jennisondryden.com and are available for at least six months from the date of their posting.



   When authorized by an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. As of the date of this Statement of Additional Information, the Fund will provide:



    1  Traditional External Recipients/Vendors



       . Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;



       . Full holdings on a daily basis to the Fund's Sub-Adviser(s), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day;



       . Full holdings to the Fund's independent accountants as of the Fund's fiscal year-end or on an as-needed basis; and



       . Full holdings to financial printers as of the end of the Fund's quarterly, semi-annual and annual period-ends.



    2  Analytical Service Providers



       . All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) at the Fund's fiscal quarter-end;



       . Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;



       . Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.



   In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.



   In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request in order to perform their business functions.



   In connection with the ongoing arrangements to make available information about the Fund's portfolio holdings, the Fund may require the party receiving such information to maintain assets in the Fund or in other investment companies or accounts managed by the Fund's Manager or by an affiliated person of the Manager.



   The Board of Directors has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board will, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.



   There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


   The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock and 500 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege, and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Charter, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   The Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.



   The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.


                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B, Class C or Class A shares (in certain cases)). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge.

   Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Dryden Total Return Bond Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

   In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Total Return Bond Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.

Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up


   Under the current distribution arrangements between the Fund and the Distributor, Class A/(1)/ shares are sold with a maximum initial sales charge of 4.50%/(1)/, and Class B/(1)/, Class C/(1)/ and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 2004, the maximum offering prices of the Fund's shares are as follows:



   Class A
   NAV and redemption price per Class A share/(1)/................ $
   Maximum sales charge (4.50% of offering price).................
                                                                   ----------
   Maximum offering price to public............................... $
                                                                   ==========
   Class B
   NAV, offering price and redemption price per Class B share/(1)/ $
                                                                   ==========
   Class C
   NAV, offering price and redemption price per Class C share/(1)/ $
                                                                   ==========
   Class Z
   NAV, offering price and redemption price per Class Z share..... $
                                                                   ==========

----------

/(1)/ Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus.




Selecting a Purchase Alternative


   The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


   If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum total sales charge of 4.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

   Purchase of $1 million or more of Class A shares. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply, as previously noted.

   Other Waivers. In addition, Class A shares may be purchased at NAV, without any sales charge, through the Distributor or the transfer agent, by:

    . officers of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

    . employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the transfer agent

    . employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer

    . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    .  members of the Board of Directors of Prudential

    . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Pruco or with the transfer agent

    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer


    . investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the Institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).


    . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other JennisonDryden or Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the prospectus.

   An eligible group of related Fund investors includes any combination of the following:

    .  an individual

    .  the individual's spouse, their children and their parents

    .  the individual's and spouse's IRA

    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    . one or more employee benefit plans of a company controlled by an individual.

   In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

   The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plan.

   Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other JennisonDryden or Strategic Partners mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.



   For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the transfer agent, and through your broker, will not be aggregated to determine the reduced sales charge.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the transfer agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

   The Distributor will pay, from its own resources, sales commissions of up to 5% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares


   The offering price of Class C shares is the next determined NAV. Redemptions of Class C shares may be subject to a CDSC. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

    . current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

    .  Prudential, with an investment of $10 million or more.

    . Class Z shares may also be purchased by qualified state tuition programs (529 Plans).

   Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS, These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

   Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of shares of the JennisonDryden or Strategic Partners mutual funds. The value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

   The Distributor or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Sale of Shares

   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time), in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

   If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.


   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8310, Philadelphia, PA 19176, to the Distributor, or to your broker.


   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

   Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve System. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

   Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

   90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.

Contingent Deferred Sales Charge


   Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. (The CDSC is waived for certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.) Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase (18 months if purchased prior to February 2, 2004). will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduces the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares, and 12 months in the case of Class C shares (18 months if purchased prior to February 2, 2004). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege" below.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                Contingent Deferred Sales
                                                 Charge as a Percentage
                                                 of Dollars Invested or
          Year Since Purchase Payment Made         Redemption Proceeds
          --------------------------------      -------------------------
          First................................           5.0%
          Second...............................           4.0%
          Third................................           3.0%
          Fourth...............................           2.0%
          Fifth................................           1.0%
          Sixth................................           1.0%
          Seventh..............................           None


   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months, 6 years for Class B shares and 12 months for Class C shares (18 months if purchased prior to February 2, 2004), then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


   The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions made under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



   For distributions from an IRA or a 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating
(i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.


   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Jennison Dryden or Strategic Partners mutual funds. The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

   You must notify the transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

   In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.


Category of Waiver                               Required Documentation
Death                                            A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability - An individual will be considered    A copy of the Social Security Administration award letter or disabled if he or she is unable to engage in any a letter from a physician on the physician's letterhead
substantial gainful activity by reason of any    stating that the shareholder (or, in the case of a trust, the
medically determinable physical or mental        grantor (a copy of the trust agreement identifying the
impairment which can be expected to result in    grantor will be required as well)) is permanently disabled.
death or to be of long-continued and indefinite  The letter must also indicate the date of disability.
duration.

Distribution from an IRA or 403(b) Custodial     A copy of the distribution form from the custodial firm
Account                                          indicating (i) the date of birth of the shareholder and (ii)
                                                 that the shareholder is over age 70 1/2 and is taking a
                                                 normal distribution--signed by the shareholder.

Distribution from Retirement Plan                A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                             A letter from the shareholder (for an IRA) or the plan
                                                 administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been
                                                 paid.


   PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to shareholders the following privileges and plans.

   Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to a CDSC upon redemption.

   Exchange Privilege. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden and Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the exchange privilege may be applicable to new JennisonDryden and Strategic Partners mutual funds whose shares may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.


   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

   The following money market funds participate in the Class A exchange privilege:



   Dryden Government Securities Trust
       (Money Market Series)



   MoneyMart Assets, Inc.

   Dryden Tax-Free Money Fund

   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. (Special Money Fund), a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

   Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

   Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's transfer agent, Wachovia Securities or Pruco. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco or another broker that they are eligible for this special exchange privilege.


   Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

   The Wachovia Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those JennisonDryden or Strategic Partners mutual funds which permit investment by the Wachovia Securities Cash Balance Pension Plan.

   Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.1

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

            Period of
            Monthly Investments: $100,000 $150,000 $200,000 $250,000
            -------------------- -------- -------- -------- --------
                  25 Years......  $  105   $  158   $  210   $  263
                  20 Years......     170      255      340      424
                  15 Years......     289      433      578      722
                  10 Years......     547      820    1,093    1,366
                  5 Years.......   1,361    2,041    2,721    3,402

See "Automatic Investment Plan" below.
----------
/1 / Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.
/2 /The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Wachovia Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automated Clearing House System.

   Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan

   A systematic withdrawal plan is available to shareholders through the Distributor, the transfer agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain cases), Class B or Class C shares may be subject to a CDSC.

   In the case of shares held through the transfer agent all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

   The transfer agent, or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

   Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment, administration and custodial fees as well as other plan details are available from the Distributor or the transfer agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts


   Individual Retirement Accounts. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the total avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           Tax-Deferred Compounding1


Contributions Personal
 Made Over:   Savings    IRA
------------- --------   ---
   10 years      $     $ 31,291
   15 years              58,649
   20 years              98,846
   25 years             157,909
   30 years             244,692

----------
/1 /The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

   From time to time, the Fund may be included in a mutual fund program with other JennisonDryden and Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Advisor, or Prudential Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute a program in an investment ratio different from that offered by a program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

   The price an investor pays for each share is based on the share value. The Fund's NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not affect materially its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Securities included on the Nasdaq market are valued at the Nasdaq official closing price
(NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



   Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. Securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Subadviser or Manager (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Subadviser or Manager, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Subadviser or Manager regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Jennison Dryden and Strategic Partners mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the

Subadviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, PI may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board of the Fund for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).


   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

   The Fund qualifies and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.


   Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, if any, capital loss carryforward for federal income tax purposes as of December 31, 2004 of
approximately $         of which $         expires in 200  , $         expires
in 200   and $         expires in 20  . Accordingly, no capital gains
distribution is expected to be paid to shareholders until net gains have been realized in excess of such loss carryforward amounts. Approximately $
of its capital loss carryforward was used to offset taxable net realized gains in the fiscal year ended December 31, 2004. In addition, the Fund has elected
to treat post-October currency losses of approximately $         incurred in
two-month period ended December 31, 2004 as having occurred in the following fiscal year.


   Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net taxable investment income and net short-term (but not long-term) capital gains and 90% of its net tax exempt interest income in each year.

   The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

   The Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. The Fund's net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Fund shares based on net asset value on the payment date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year. In any such case, shareholders will be notified, in an annual statement, of the amount of any return of capital for such year. Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

   Any dividends or capital gains distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or capital gains distributions. Furthermore, such dividends or capital gains distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions, which are expected to be or have been announced.


   Dividends received by corporate shareholders are generally not eligible for a dividends-received deduction of 70%. In addition, dividends from the Fund will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.


   Upon the redemption, sale or exchange of shares of the Fund, a shareholder generally will recognize gain or loss. Such gain or loss generally will be capital gain or loss if the Shares were held as a capital asset, and such capital gain or loss will be long-term capital gain or loss if such shares were held for more than one year. However, any short-term capital loss from the sale of shares held for six months or less generally will be treated as long-term capital loss to the extent of any capital gain distributions on such shares.

   Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. Under certain circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

   Any net capital gains distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned the shares. The maximum capital gains rate for individuals is generally 15% with respect to assets held for more than one year. The maximum ordinary income tax rate for individuals is currently 35%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum corporate tax rate for ordinary income. Not later than 60 days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amounts of any capital gain and ordinary income dividends.

   If the Fund acquires a put or writes a call on a security that it owns, the Fund's holding period for that underlying security may be affected. Gains and losses on the sale, lapse or other termination of options that the Fund holds on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, straddle, conversion transaction and constructive sale provisions of the Internal Revenue Code.

   Certain futures contracts and certain listed options (referred to as Section 1256 Contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at their fair market value on the last business day of the Fund's taxable year. Generally, 60% of any gain or loss recognized on these deemed sales and on actual dispositions of Section 1256 Contracts will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Any net mark-to-market gains realized by the Fund may be subject to distribution requirements referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Gain or loss on the sale, lapse or other termination of options acquired by the Fund on securities and indices generally will be capital gain or loss. Such gain or loss will be short-term or long-term depending upon the holding period of the option. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

   Internal Revenue Code Section 1259 requires the recognition or gain if the Fund makes a "constructive sale" of an "appreciated financial position" (for example, stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other transactions.

   Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally are also treated as ordinary income or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions and distributions paid before the losses were realized will be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in the Fund shares.

   The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities or borrow and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund may be subject to similar treatment by reason of an election made by the Fund under the market discount rules. In addition, investment by the Fund in foreign currencies or foreign currency denominated or referenced debt securities, certain asset backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate recognition of income by the Fund, including the recognition of taxable income in excess of the cash generated by such investments.

   The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share capital gains distributions will be paid in the same amounts for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity ("foreign shareholder") generally are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a foreign shareholder would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund's net short-term capital gains over net long-term capital losses. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax.



   Under certain provisions of the Internal Revenue Code, some shareholders may be subject to a 28% withholding tax on ordinary income dividends, capital gains dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.


   Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. Because the Fund limits its investments in foreign securities, shareholders will not be entitled to any foreign tax credit with respect to such taxes. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing through" to its shareholders any foreign income taxes paid for purposes of determining such shareholders' foreign tax credit. Prospective investors in the Fund including foreign persons are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

   Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

             a-b
             ---
YIELD = 2 [(      +1)/6/ - 1]
             cd

  Where: a=   dividends and interest earned during the period.
      b =   expenses accrued for the period (net of reimbursements).
            the average daily number of shares outstanding during the period that were
      c =   entitled to receive dividends.
      d =   the maximum offering price per share on the last day of the period.



   Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

   Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

   Average annual total return is computed according to the following formula:

                              P(1 + T) /n /= ERV

Where:   P =   hypothetical initial payment of $1000.
         T =   average annual total return.
         n =   number of years.
       ERV =   ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or
               10-year periods (or fractional portion thereof).

   Average annual total return assumes reinvestment of all distributions and takes into account any applicable initial or\ contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.



   Average Annual Total Return (After Taxes on Distributions).

   Average annual total return (after taxes on distributions) is computed according to the following formula:

                            P(1 + T)/n /= ATV\\D\\

Where: P        =   a hypothetical initial payment of $1,000.
       T        =   average annual total return (after taxes on distributions).
       n        =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or
                    10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

   Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.



Average Annual Total Return (After Taxes on Distributions and Redemption)

   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                           P(1 + T) /n /= ATV\\DR\\

Where:         P =   a hypothetical initial payment of $1,000.
               T =   average annual total return (after taxes on distributions and redemption).
               n =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 payment made at the beginning of the
                     1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

   Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and any federal income taxes that may be payable upon redemption, but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.



   Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV_-_P
                                       P

Where:   P =   a hypothetical initial payment of $1,000.
       ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.



                             FINANCIAL STATEMENTS


   The Fund's financial statements for the fiscal year ended December 31, 2004, incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-7215), have been so incorporated in reliance on the report of KPMG LLP, an independent registered public accounting firm, given on authority of said firm as experts in accounting and auditing. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                                  APPENDIX I
                        GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

             APPENDIX II--PROXY VOTING POLICIES OF THE SUBADVISER


   A summary of the proxy voting policies of the Fund's Subadviser follows:


                            PIM Proxy Voting Policy

   The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships will not influence voting.

   Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

   A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

   In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                 Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

   As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  .   a proposal regarding a merger, acquisition or reorganization,

  . a proposal that is not addressed in the unit's detailed policy statement, or

  . circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.



Prudential Real Estate Investors

   As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti- takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  .   a proposal regarding a merger, acquisition or reorganization,

  . a proposal that is not addressed in the unit's detailed policy statement, or

  . circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

Prudential Capital Group

   As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits.

       (a)(1) Articles of Incorporation. Incorporated by reference to Exhibit 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on September 12, 1994.

          (2) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on August 9, 1996.

          (3) Articles Supplementary. Incorporated by reference to
          Exhibit (a)(3) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

          (4) Articles of Amendment. Incorporated by reference to Exhibit
          (a)(4) to Post Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on February 28, 2001.


          (5)  Articles of Amendment. Incorporated by reference to Exhibit
          (a)(5) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.



          (6) Articles Supplementary. Incorporated by reference to Exhibit
          (a)(6) to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.



          (7) Articles of Amendment and Restatement. Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.



       (b)Amended and Restated By-Laws of the Registrant, as amended and restated as of November 16, 2004.*


       (c)Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on September 12, 1994.


       (d)(1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.



          (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.


       (e)(1) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

          (2) Selected Dealer Agreement. Incorporated by reference to Exhibit
          (e)(2) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

       (g)(1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on June 20, 1995.

          (2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on February 29, 2000.

          (3) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2002.

          (4) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(4) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2002.

       (h)(1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
          Exhibit 9 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on June 20, 1995.

          (2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on February 29, 2000.

          (3) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit No. h(3) to Post-Effective Amendment No. 12 to Registration Statement on Form N-1A filed via EDGAR on February 28, 2003 (File No. 33-55441).


       (i)Opinion of Shearman & Sterling LLP. Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2002,
          (File No. 33-55441).





       (j)Consent of Independent Registered Public Accounting Firm.**


       (m)(1) Amended and Restated Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

          (2) Amended and Restated Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

          (3) Amended and Restated Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.


          (4) Rule 12b-1 Fee Waiver for Class A and Class C shares.**



       (n)Amended and Restated Rule 18f-3 Plan of Registrant. Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.



       (p)(1) Code of Ethics of Registrant. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.



          (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services, LLC. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.



       (q)(1) Powers of Attorney dated August 1, 2003. Incorporated by reference to Exhibit (q)(1) to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.



          (2) Powers of Attorney dated August 1, 2003. Incorporated by reference to Exhibit (q)(2) to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A (File No. 33-55441) filed via EDGAR on March 1, 2004.

----------
 *Filed herewith.

**To be filed by subsequent amendment.


Item 24. Persons Controlled by or under Common Control with Registrant.

   None.

Item 25. Indemnification.




   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and by the Maryland General Corporation Law (the MGCL), and pursuant to Article VI of the Registrant's charter and Article V of the Registrant's Bylaws, the Registrant shall indemnify, including by advancement of expenses, present and former officers and directors (and persons who serve or served as the officer or director of certain other entities at the Registrant's request) to the fullest extent required or authorized, and in the manner permitted, by applicable federal and state law. The Registrant shall indemnify other employees and agents to the extent authorized by the Registrant's Board of Directors and permitted by law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, except in limited circumstances, for proceedings brought against the Registrant. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity.





   As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


   The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


   Section 9 of the Management Agreement (Exhibit (d)(1)) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2)) to the Registration Statement) limit the liability of PI, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


   The Registrant hereby undertakes that it will apply the indemnification provisions of its Charter and By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


   Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Under its Charter and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:


   (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

   (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

   (3) Such promise must be secured by a surety bond or other suitable insurance; and

   (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and other Connections of the Investment Adviser


   (a) Prudential Investments LLC (PI).

   See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.


   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).


   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


Name and Address  Position with PI                                Principal Occupations
----------------  ----------------                                ---------------------
Robert F. Gunia   Executive Vice President Executive Vice President, and Chief Administrative Officer, PI; Vice
                  and Chief Administrative   President, Prudential; President, PIMS; Executive Vice
                  Officer                    President, Chief Administrative Officer and Director of American
                                             Skandia Investment Services, Inc.; Executive Vice President and
                                             Director of American Skandia Fund Services, Inc.; Executive
                                             Vice President, Chief Administrative Officer and Director of
                                             American Skandia Advisory Services, Inc.

William V. Healey Executive Vice President Executive Vice President, and Chief Legal Officer, PI; Vice
                  and Chief Legal Officer    President and Associate General Counsel, Prudential; Senior
                                             Vice President, Chief Legal Officer and Secretary, PIMS;
                                             Executive Vice President and Chief Legal Officer of American
                                             Skandia Investment Services, Inc., Executive Vice President and
                                             Chief Legal Officer of American Skandia Fund Services, Inc.;
                                             Executive Vice President and Chief Legal Officer of American
                                             Skandia Advisory Services, Inc.

Kevin B. Osborn   Executive Vice President Executive Vice President, PI; Executive Vice President and Director
                                             of American Skandia Investment Services, Inc. and Executive
                                             Vice President and Director of American Skandia Advisory
                                             Services, Inc.

Stephen Pelletier Executive Vice President Executive Vice President, PI

Judy A. Rice      Officer in Charge,       Officer-in-Charge, President, Chief Executive Officer and Chief
                  President, Chief           Operating Officer; Officer-in-Charge, Director, President, Chief
                  Executive Officer and      Executive Officer and Chief Operating Officer of American
                  Chief Operating Officer    Skandia Investment Services, Inc., Officer-in-Charge, Director,
                                             President and Chief Executive Officer of American Skandia Fund
                                             Services, Inc.; Officer-in-Charge, Director, President, Chief
                                             Executive Officer and Chief Operating Officer of American
                                             Skandia Advisory Services, Inc.

Name and Address  Position with PI                                 Principal Occupations
----------------  ----------------                                 ---------------------

Philip N. Russo   Executive Vice           Executive Vice President, Chief Executive Officer and Treasurer, PI;
                  President, Chief           Director of Jennison Associates, LLC; Executive Vice President
                  Financial Officer and      and Director of American Skandia Investment Services, Inc. and
                  Treasurer                  Executive Vice President and Director of American Skandia
                                             Advisory Services, Inc.

Lynn M. Waldvogel Executive Vice President Executive Vice President, PI; Chief Financial Officer and Director of
                                             American Skandia Fund Services, Inc.; Executive Vice President,
                                             Chief Financial Officer and Director of American Skandia
                                             Advisory Services, Inc.

   (b) Prudential Investment Management, Inc. (PIM)

   See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.




   The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.


Item 27. Principal Underwriters

   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, Strategic Partners Mutual Funds, Inc., The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., American Skandia Trust, and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.




   (b) The business and other connections of PIMs' directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 8-36540), the text of which is hereby incorporated by reference.


   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records


   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102 the Registrant, Gateway Center Three, 100 Mulberry
Street, Newark, NJ 07102, and Prudential Mutual Fund Services LLC Gateway Center

Three, 100 Mulberry Street, Newark, NJ 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4)
and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


Item 29. Management Services

   Other than as set forth under the captions "How the Fund is Managed--Manager," "--Investment Adviser" and "--Distributor" in the Prospectus and "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings

   Registrant makes the following undertaking:

   To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 23rd day of December, 2004.


                          DRYDEN TOTAL RETURN BOND FUND, INC.

                          By:     *
                                  ---------------------------
                                  Judy A. Rice, President

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


        Signature                         Title               Date
        ---------                         -----               ----

  *                         Director
-------------------------
  David E.A. Carson

  *                         Vice President and Director
-------------------------
  Robert F. Gunia

  *                         Director
-------------------------
  Robert E. La Blanc

  *                         Director
-------------------------
  Douglas H. McCorkindale

  *                         Director
-------------------------
  Richard A. Redeker

  *                         President and Director
-------------------------
  Judy A. Rice

  *                         Chairman and Director
-------------------------
  Robin B. Smith

  *                         Director
-------------------------
  Stephen Stoneburn

  *                         Director
-------------------------
  Clay T. Whitehead

  *                         Treasurer and Principal Financial
-------------------------     and Accounting Officer
  Grace C. Torres



                               /s/  DEBORAH A. DOCS


                                                              December 23, 2004


*By: ___________________________________________________________________________


                                 (Deborah A. Docs

                                Attorney-in-fact)

                                 EXHIBIT INDEX




(b) Amended and Restated By-Laws, as amended and restated as of November 16, 2004.